PROSPECTUS
DATED MARCH 11, 1996

                                    ROCHESTER
                                      FUND
                                   MUNICIPALS

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     Rochester Fund Municipals is a non-diversified mutual fund with the investment objective of providing shareholders with as high a level of interest income exempt from Federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund intends to achieve its objective by investing primarily in New York State municipal and public authority debt obligations, the interest from which is exempt from such taxes. Except for temporary defensive purposes, at least 80% of the Fund's net assets will be invested in tax exempt municipal securities. There can be no assurance that the Fund will achieve its objective.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the March 11, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                            [OppenheimerFunds Logo]

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
ABOUT THE FUND ...................................................        2
EXPENSES .........................................................        2
A BRIEF OVERVIEW OF THE FUND .....................................        3
FINANCIAL HIGHLIGHTS .............................................        5
INVESTMENT OBJECTIVE AND POLICIES ................................        6
INVESTMENT POLICIES AND STRATEGIES ...............................        6
INVESTMENT CONSIDERATIONS ........................................       10
HOW THE FUND IS MANAGED ..........................................       12
PERFORMANCE OF THE FUND ..........................................       13
ABOUT YOUR ACCOUNT ...............................................       14
HOW TO BUY SHARES ................................................       14
SPECIAL INVESTOR SERVICES ........................................       17
 AccountLink .....................................................       17
 Automatic Withdrawal and Exchange Plans .........................       17
 Reinvestment Privilege ..........................................       18
HOW TO SELL SHARES ...............................................       18
 By Mail .........................................................       18
 By Telephone ....................................................       19
HOW TO EXCHANGE SHARES ...........................................       19
SHAREHOLDER ACCOUNT RULES
 AND POLICIES ....................................................       20
DIVIDENDS, CAPITAL GAINS AND TAXES ...............................       21

ABOUT THE FUND

EXPENSES

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended December 31, 1995.

     o SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," for an explanation of how and when these charges apply.

     Maximum Sales Charge on Purchase (as a % of offering price) ...  4.00%


     o ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

                         ANNUAL FUND OPERATING EXPENSES
                      AS A PERCENTAGE OF AVERAGE NET ASSETS


         Management Fees (1) ..................................   0.48%
         12b-1 Distribution Plan Fees (2) .....................   0.15%
         Other Expenses .......................................   0.19%
                                                                  -----
         Total Fund Operating Expenses (3) ....................   0.82%
                                                                  =====

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(1) The Fund's Management Fees have been restated to reflect the amendment of the Fund's Investment Advisory Agreement on May 1, 1995 to increase such fees as a percentage of average net assets payable to the Fund's previous investment adviser. The Fund's actual management fees in 1995 were 0.46% of the Fund's average daily net assets. See "How the Fund Is Managed--The Manager and Its Affiliates" and "Fees and Expenses."

(2) The Fund's 12b-1 Fees have been restated to reflect the amendment of the Fund's 12b-1 Distribution Plan on May 1, 1995, to eliminate the asset based sales charge. Although the Fund's Amended and Restated Service Plan and Agreement ("Service Plan") which became effective on January 5, 1996, permits payment of a service fee of up to 0.25% of the Fund's average daily net assets per annum, the Board of Trustees has authorized payment of a service fee of only 0.15% per annum of the Fund's average daily net assets. See "About Your Account: Service Plan for Shares."

(3) Actual Total Operating Expenses during the fiscal year ended December 31, 1995 were 0.82% (including interest expense) and 0.78% (excluding interest expense). For the fiscal year ending December 31, 1995, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

     The numbers in the table above are based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets for that year. The 12b-1 Distribution Plan Fees for shares are Service Plan Fees (which are a maximum of 0.25% for the service fee). This plan is described in greater detail in "How to Buy Shares."

     The actual expenses for shares in future years may be more or less than the numbers in the above table, depending on a number of factors, including the actual value of the Fund's assets.

     o EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses are the ones shown in the Annual Fund Operating Expenses table above (as restated). If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

              1 year         3 years        5 years      10 years
              ------         -------        -------      --------
                $48            $65            $84          $137

     If you did not redeem your investment, it would incur the following expenses:

              1 year         3 years        5 years      10 years
              ------         -------        -------      --------
                $48            $65            $84          $137

     These examples show the effect of expenses on an investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

A BRIEF OVERVIEW OF THE FUND

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to provide shareholders with as high a level of interest income exempt from Federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. There can be no assurance that the Fund will achieve its objective.

     o WHAT DOES THE FUND INVEST IN? The Fund seeks to achieve its objective by investing primarily in New York State municipal and public authority debt obligations the interest from which is exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Captial Gains and Taxes". Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long-term bonds are more affected by changes in interest rates than prices of short-term bonds.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Manager determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to: obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

     o WHO MANAGES THE FUND? The Fund's investment adviser is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $40 billion in assets at December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" for more information about the Manager and its fees.

     o HOW RISKY IS THE FUND? All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. While the Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" for a more complete discussion.

     o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" for more details.

     o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund offers the investor one class of shares with a maximum front-end sales load of 4%. There is no contingent deferred sales charge nor asset based sales charge on the shares. Please refer to "How to Buy Shares" for more details.

     o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares." The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares."

     o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

                              FINANCIAL HIGHLIGHTS

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information.


                                                                 Year Ended December 31,
                                  -----------------------------------------------------------------------------------------------
                                   1995        1994        1993      1992      1991     1990      1989     1988     1987*   1986*
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
Net asset value,
 beginning of year ..........     $16.31      $19.00      $17.65    $17.01    $16.24   $16.29    $16.14   $15.31   $16.06  $16.14
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
Income from investment
 operations:
 Net investment income ......       1.10        1.13        1.17      1.20      1.20     1.20      1.20     1.20     1.13     .88
 Net realized and unrealized
  gain (loss) on investments.       1.86       (2.68)       1.35       .64       .81     (.05)      .15      .83     (.57)    .16
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
Total from investment
 operations .................       2.96       (1.55)       2.52      1.84      2.01     1.15      1.35     2.03      .56    1.04
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
Less distributions to
 shareholders from:
 Net investment income ......      (1.09)      (1.13)      (1.17)    (1.20)    (1.20)   (1.20)    (1.20)   (1.20)   (1.20)  (1.12)
 Undistributed net investment
  income-prior year .........        --        (0.01)       --        --         --        --       --       --       --      --
 Capital gains ..............        --          --         --        --        (.04)      --       --       --      (.11)    --
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
Total distributions .........      (1.09)      (1.14)      (1.17)    (1.20)    (1.24)   (1.20)    (1.20)   (1.20)   (1.31)  (1.12)
                                  ------      ------      ------    ------    ------   ------    ------   ------   ------  ------
 Net asset value,
  end of year ...............     $18.18      $16.31      $19.00    $17.65    $17.01    $16.24   $16.29   $16.14   $15.31  $16.06
                                  ======      ======      ======    ======    ======    ======   ======   ======   ======  ======
Total return (excludes
 sales load) ................      18.58%      (8.35%)     14.60%    11.19%    12.79%     7.28%    8.67%   13.72%    3.69%   6.89%
Ratios/supplemental data:
Net assets, end of period
  (000 omitted) ............. $2,145,264  $1,791,299  $1,794,096  $997,030  $497,440  $260,553  $98,095  $39,277  $16,567  $7,096
 Ratio of total expenses
  to average net assets .....       0.82%**     0.84%       0.75%     0.84%     0.87%     0.88%    1.11%    1.13%     1.2%    0.8%
 Ratio of total expenses
  (excluding interest) to
  average net assets (Y) ....       0.78%**     0.73%       0.64%     0.70%     0.74%     0.72%    0.91%    1.10%     1.2%    0.8%
 Ratio of net investment
  income to average net
  assets ....................       6.25%       6.43%       6.21%     6.79%     7.12%     7.21%    7.19%    7.40%     7.3%    5.5%
 Portfolio turnover rate ....      14.59%      34.39%      18.27%    29.99%    48.54%    51.63%   34.76%   61.50%    72.8%  110.0%

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* Includes a voluntary reimbursement of expenses by Fielding Management Company, Inc. which amounted to $.04 per share in 1986 and $.01 per share in 1987. Without reimbursement, the ratio of total expenses to average net assets would have been 1.1% in 1986 and 1.2% in 1987. Fielding Management Company, Inc. was the Fund's investment adviser from inception through April 30, 1994, at which time Rochester Capital Advisors, L.P. became the Fund's investment adviser.

(Y) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

** Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 0.81% and 0.78%, respectively, after including this reduction.

++ On January 4, 1996, OppenheimerFunds, Inc. acquired substantially all of the assets of Rochester Capital Advisors, L.P. and certain affiliates and was appointed investment adviser to the Fund. Rochester Capital Advisors, L.P. served as investment adviser to the Fund from May 1, 1994 through January 4, 1996.

Per share information has been determined on the basis of a weighted daily average number of shares outstanding during the period.


                                              INFORMATION ON BANK LOANS

                                                                                     Year Ended December 31,
                                                             ------------------------------------------------------------------
                                                               1995     1994     1993    1992     1991     1990    1989   1988
                                                             -------  -------  -------  -------  -------  ------  ------  -----
Bank loans outstanding at end of year (000) .............    $17,930  $15,083  $30,886  $22,644  $18,292  $3,067  $1,139  $ 430
Monthly average amount of bank loans outstanding
 during the year (000) ..................................    $ 8,217  $28,131  $27,137  $17,060  $ 5,317  $2,587  $  990  $  20
Monthly average number of shares of the Fund
 outstanding during the year (000) ......................    114,502  105,753   77,472   41,429   22,445  10,327   3,980  1,554
Average amount of bank loans per share outstanding
 during the year ........................................    $   .07  $   .27  $   .35  $   .41  $   .24  $  .25  $  .25  $ .01


INVESTMENT OBJECTIVE AND POLICIES

     OBJECTIVE. The Fund's investment objective is to provide as high a level of interest income exempt from Federal, New York State and New York City personal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital. There is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund Shares might not decline. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Capital Gains and Taxes." Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short-term bonds.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Fund's investment adviser determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to: obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

     CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The investment objective and fundamental policies of the Fund are fundamental policies which cannot be changed without shareholder approval.

INVESTMENT POLICIES AND STRATEGIES

     o CREDIT QUALITY. At least 80% of the Fund's net assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from a nationally recognized statistical rating organization ("NRSRO"), or in securities which are not rated, provided that, in the opinion of the Manager, such securities are of equivalent quality to securities so rated. Such securities may have speculative characteristics. A description of rating categories is contained in Appendix A to the Statement of Additional Information. The remaining 20% of the Fund's assets are invested in securities which are rated below investment grade or in securities which are unrated. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. The Manager will attempt to reduce the risks inherent in investments in lower rated securities through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and financial markets. Such securities are regarded as speculative securities. See "Investment Objective and Policies" in the Statement of Additional Information for a discussion of the risks associated with investments in high yield, high risk securities.

     o MUNICIPAL OBLIGATIONS. Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, manufacturing facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The interest on bonds issued to finance essential state and local government operations is fully tax-exempt. However, the interest on certain private activity bonds (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-government business activities, such as non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is exempt from Federal, New York State and New York City taxes for regular tax purposes.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. There are variations in the security of municipal bonds, both within a particular classification and between classifications. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. One type of revenue bond common to New York State (the "State") is a "moral obligation" bond. A moral obligation bond is a bond which is issued by revenue authorities under circumstances where the State provides a moral pledge of payment in the event that an authority is unable to make timely debt service. Unlike a general obligation pledge, however, the moral pledge does not constitute the State's official pledge of its full faith and credit. Accordingly, the Manager would consider precedents established in the State with respect to the honoring of such moral pledges in its credit analyses of moral obligation bonds. Private activity bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

     The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount. If such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

     In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multistate agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. The percentage limitations referred to herein and elsewhere in this Prospectus are determined as of the time an investment or purchase is made.

     o INVESTMENTS IN ILLIQUID SECURITIES. The Fund may purchase securities, in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or in securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. The Fund's policy with respect to investments in illiquid securities is a non-fundamental policy and, as such, may be changed by action of the Fund's Board of Trustees.

     Such investments may include lease obligations or installment purchase contract obligations (hereinafter collectively called "municipal leases") of municipal authorities or entities. Subject to the percentage limitation on investments in Illiquid Securities, the Fund may invest only a maximum of 5% of assets which are invested in tax-exempt obligations in unrated or illiquid tax-exempt municipal leases. Investments in tax-exempt municipal leases will be subject to the 15% limitation on investments in Illiquid Securities unless, in the judgment of the Manager, a particular municipal lease is liquid and unless the lease has received an investment grade rating from an NRSRO. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of municipal lease obligations. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood that the lease will not be cancelled.

     Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, disposition of the property in the event of default might prove difficult.

     A further discussion of such risks and the manner in which the Fund will seek to minimize such risks is contained in the Statement of Additional Information.

     Investments in Illiquid Securities may also include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional buyers ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Board of Trustees will be excluded from the 15% limitation on investments in Illiquid Securities. See the Statement of Additional Information for a discussion of such factors.

     o BORROWING FOR INVESTMENT PURPOSES. The Fund may borrow money, but only from banks, in amounts up to 5% of its total assets for temporary and emergency purposes, or to purchase additional portfolio securities. Borrowing for investment purposes increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or New York State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

     The Investment Company Act of 1940, as amended (the "Act"), requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowing. See "Other Investment Restrictions" in the Statement of Additional Information.

     In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     o DESCRIPTION OF ADDITIONAL INVESTMENT POLICIES AND PERMITTED SECURITIES

     Except as otherwise noted, the investment policies described below and elsewhere in this prospectus are non-fundamental investment policies and, as such, may be changed by action of the Fund's Board of Trustees.

     o PORTFOLIO COMPOSITION. As a fundamental policy, as to 75% of the value of the Fund's gross assets, no more than 5% of the value thereof will be invested in the securities of any one issurer. This limitation does not apply to investments issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or authorities. As part of that policy, the Fund may invest more than 25% of its assets in industrial development bonds but no more than 5% of the assets will be invested in such bonds for which the underlying credit is one business or one charitable entity. As to the balance of 25% of the Fund's gross assets not covered by this policy, the Fund would not invest more than 10% thereof in the securities of any one issuer. In no case, however, will the Fund invest more than 5% of its assets in the securities of any one issuer where such securities are rated B or below. The Fund is not a diversified fund for purposes of the Act.

     o INVESTING IN OTHER INVESTMENT COMPANIES. The Fund also may invest on a short-term basis up to 5% of its net assets in other investment companies which have a similar objective of obtaining income exempt from Federal, New York State, and New York City income taxes. Such investing involves similar expenses by the Fund and by other investment companies involved, and the Fund intends to make such investments only on a short-term basis and only when the Manager reasonably anticipates that the net after-tax return to the Fund's shareholders will be improved, as compared to the return available from other short-term investments. See the Statement of Additional Information.

     o INVERSE FLOATERS. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters"). Changes in the market interest rate or in the floating rate security inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. Such securities have the effect of providing a degree of investment leverage, since the interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The two portions may be recombined to form a fixed-rate municipal bond. To seek to limit the volatility of the securities, the Manager may acquire both portions in an effort to reduce risk and preserve capital. The market for inverse floaters is relatively new. The Manager believes that inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage efficiently under different market conditions. Certain investments in such obligations may be illiquid and, as such, are subject to the Fund's limitation on investments in Illiquid Securities. The Fund may not invest in such illiquid obligations if such investments, together with other Illiquid Securities, would exceed 15% of the Fund's net assets.

     o PUT OPTIONS. The Fund, for liquidity purposes only, may purchase from banks municipal securities together with the right to resell ("put") the securities to the seller. A separate put option may not be marketable or otherwise assignable, and the sale of the security to a third-party or a lapse of time during which the put is unexercised may terminate the right to exercise the put. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity inasmuch as the value, if any, of the put will be reflected in the value assigned to the associated security.

     o VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes ("VRDNs") which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period. The Fund may also invest in VRDNs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank.

     o WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase or sale price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund would mark the "when-issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. As a fundamental policy, securities purchased on a "when issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

     o ZERO COUPON SECURITIES. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

     In addition, the Fund is subject to certain investment restrictions, some of which may be changed only with the approval of shareholders. See the Statement of Additional Information for a list of these additional restrictions and for additional information concerning the characteristics of municipal securities.

INVESTMENT CONSIDERATIONS

     In addition to those considerations discussed in "How Risky is the Fund?", investing in the Fund includes the following considerations.

     o CONCENTRATION IN NEW YORK MUNICIPAL SECURITIES. Because the Fund will ordinarily invest 80% or more of its assets in the obligations of New York State, its municipalities, agencies and instrumentalities which are exempt from Federal, New York State and New York City personal income taxes ("New York Municipal Securities"), it is more susceptible to factors affecting the State and other issuers of New York Municipal Securities than is a comparable municipal bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors: New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

     o CREDIT QUALITY. At least 80% of the Fund's net assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from an NRSRO or in unrated securities, which in the opinion of the Manager, are of comparable quality. Tax-exempt obligations which are in the lowest categories of investment grade ratings (e.g., those rated BBB by Standard and Poor's Ratings Group ["S&P" or "Standard & Poor's"] or Baa by Moody's Investors Services, Inc. ["Moody's"]) have speculative characteristics and a weak-ened capacity to repay principal and pay interest. The Fund may invest up to 20% of its net assets in high-yield, lower-rated tax exempt securities or in such lower rated securities. Investments in these securities present different risks than investments in higher-rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager must monitor the issuers of high yield securities in its portfolio to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. The Fund may retain a portfolio security whose rating has been changed.

     The dollar weighted average of credit ratings of all bonds rated by NRSROs held by the Fund during the year ended December 31, 1995, computed on a monthly basis, as a percentage of the Fund's total portfolio, separated into each rating category established by S&P, Fitch Investor Services, Inc. ("Fitch") and Duff & Phelps ("D&P") (AAA, AA, A, BBB, BB, B or lower), and Moody's (Aaa, Aa, A, Baa, Ba, B or lower), were, respectively, 18%, 11%, 19%, 22%, 5% and 2%. Unrated bonds comprised 23% of the Fund's total investments. Unrated bonds, which are backed by a letter of credit or guaranteed by financial institutions or agencies, may be deemed by the Manager or by the Board of Trustees to be comparable in quality to securities as to which quality ratings have been ascribed by S & P, Moody's, Fitch or D&P based upon quality or upon an existing rating of the issuer of the letter of credit, institution, or agency. Unrated bonds also may be deemed to be comparable in quality to investment grade securities by the Trustees under circumstances where such unrated bonds have credit characteristics which are comparable to those of similar rated issuers. Based upon the weighted average of credit ratings of those bonds which were rated by an NRSRO and unrated securities of comparable quality as determined by either the Manager or the Trustees, as the case may be, which were held by the Fund during the year ended December 31, 1995 computed on a monthly basis, the percentages of the Fund's assets which were invested either in bonds rated by an NRSRO or in bonds which, although unrated by an NRSRO, are considered by the Manager or the Trustees to be of comparable quality to rated securities, as separated into each rating category established by S&P, Moody's, Fitch or D&P as described above, were respectively 18%, 14%, 22%, 27%, 5% and 2%. Bonds which were neither rated by an NRSRO nor considered by the Manager or the Trustees to be comparable to rated securities constituted 12% of the Fund's total assets.

     o MANAGEMENT OF CREDIT RISK. Because 20% of the Fund's assets which are invested in tax-exempt obligations may be invested in securities which are rated below the lowest investment grade categories rated by an NRSRO, or in securities which are unrated, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

     o DEFAULT. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions would not be tax-exempt.

HOW THE FUND IS MANAGED

     ORGANIZATION AND HISTORY. Rochester Fund Municipals conducted operations as a closed-end investment company from December 1982 until May 1986, at which time it commenced operations as an open-end investment company. The Fund is a non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

     The Fund is a Massachuestts business trust and is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically to oversee the Fund's activities, review its performance, and review the actions of the Manager. The "Trustees and Officers of the Fund" section in the Statement of Additional Information lists the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has not done so as of this date. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Shares are freely transferable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

     THE MANAGER AND ITS AFFILIATES. The Fund is managed by OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     o PORTFOLIO MANAGER. The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.

     o FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, payable monthly, which are equal to the following percentages based on its average daily net assets: 0.54% up to $100 million, 0.52% on $100 million to $250 million, 0.47% on $250 million to $2 billion, 0.46% on $2 billion to $5 billion and 0.45% in excess of $5 billion. The Fund's management fee for its last fiscal year ended December 31, 1995 was actually 0.46% of the Fund's average daily net assets. The Fund's current fee schedule became effective on May 1, 1995. If the current fee schedule had been in effect during the entire fiscal year ended December 31, 1995, the Fund's management fee for that fiscal year would have been 0.48% of the Fund's daily net assets.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     The Board of Trustees of the Fund monitors the composition of, and purchases in, the Fund's portfolio to insure consistency with the stated investment objective and policies of the Fund. Among the responsibilities of the Manager under the Investment Advisory Agreement is the selection of broker-dealers through whom transactions in the Fund's portfolio securities will be effected. The primary aim in allocation by the Manager of portfolio transactions to brokers is the attainment of the best execution of all such transactions. If more than one broker is able to provide the best execution, securities may be purchased from or sold to brokers who have furnished research to the Manager. Although such research may be used by the Manager in servicing accounts other than the Fund, the receipt of such research will be taken into account in the selection of brokers only to the extent that such research is primarily intended to benefit the Fund. The Fund and the Manager also may take into account the sale of Fund shares in selecting broker-dealers to execute transactions. For further information see "Brokerage Policies of the Fund" in the Statement of Additional Information.

     A change in securities held by the Fund is known as "portfolio turnover." See "Financial Highlights" for the Fund's portfolio turnover rate for the past ten fiscal years. Municipal bonds may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs with respect to such transactions since most purchases made by the Fund are principal transactions at net prices.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     o THE DISTRIBUTOR. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

     o THE TRANSFER AGENT. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

PERFORMANCE OF THE FUND

     EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return," "average annual total return" "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices. It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

     o TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted.

     o YIELD. The Fund calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share.

     For additional information regarding the calculation of yield, tax-equivalent yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request at no charge.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

     If you buy shares, you pay an initial sales charge on investments. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Shares" below.

     HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     o HOW ARE SHARES PURCHASED? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service.

     o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

     o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor to be sure it is appropriate for you.

     o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to estab-lish your account. Please refer to "AccountLink" below for more details.

     o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     o AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

     BUYING SHARES. Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. In some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                        Front End
                                       Sales Charge
                                        as a % of:         Commission
                                    -------------------      as % of
                                    Offering    Amount      Offering
     Amount                          Price     Invested      Price
     ------                         --------   --------    ----------
Less than $100,000 ..............    4.00%       4.17%       3.50%
$100,000 or more but less
 than $250,000 ..................    3.35%       3.47%       3.00%
$250,000 or more but less
 than $500,000 ..................    2.75%       2.83%       2.50%
$500,000 or more but less
 than $1,000,000 ................    2.25%       2.30%       2.00%
$1,000,000 or more but less
 than $4,000,000 ................    1.25%       1.27%       1.00%
Over $4,000,000 .................    0.75%       0.76%       0.60%

     The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

     REDUCED SALES CHARGES FOR PURCHASES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

     o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of shares, you and your spouse can add together shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of shares. You can also count Class A and Class B Shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in

"Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     o LETTER OF INTENT. Under a Letter of Intent, you may purchase shares of the Fund or Class A Shares and Class B Shares of other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Fund shares. The total amount of your intended purchases will determine the reduced sales charge rate for the shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     o WAIVERS OF SALES CHARGES. The sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     WAIVERS OF SALES CHARGES FOR CERTAIN PURCHASERS. Shares purchased by the following investors are not subject to any sales charges:

          [ ] the Manager or its affiliates;

          [ ] present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

          [ ] registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

          [ ] dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

          [ ] employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

          [ ] dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor or the Fund providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares);

          [ ] dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services, and

          [ ] trust companies and bank trust departments for funds held in a fiduciary, agency, custodial or similar capacity.

     WAIVERS OF INITIAL SALES CHARGES IN CERTAIN TRANSACTIONS. Shares issued or purchased in the following transactions are not subject to sales charges:

          [ ] shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

          [ ] shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or

          o shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     o SERVICE PLAN. The Fund has adopted a Service Plan which permits the Fund to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold shares. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold shares and to reimburse itself for its other expenditures under the Plan. Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Although the terms of the Service Plan permit aggregate payments by the Fund thereunder of up to 0.25% of the Fund's average daily net assets, the Board of Trustees has approved aggregate payments of up to only 0.15% of the Fund's average daily net assets. The payments under the Plan increase the annual expenses of shares. For more details, please refer to "The Fund's Service Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

     ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     o PHONELINK. PhoneLink is the Oppenheimer funds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     [ ] Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     [ ] Exchanging Shares. With the Oppenheimer funds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     [ ] Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

     AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

     o REINVESTMENT PRIVILEGE. If you redeem some or all of your shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in shares of the Fund or in Class A Shares of other Oppenheimer funds without paying a sales charge. This privilege applies to shares that you purchased subject to an initial sales charge. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

HOW TO SELL SHARES

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

          [ ] You wish to redeem more than $50,000 worth of shares and receive a check

          [ ] The redemption check is not payable to all shareholders listed on the account statement

          [ ] The redemption check is not sent to the address of record on your account statement

          [ ] Shares are being transferred to a Fund account with a different owner or name, or

          [ ] Shares are redeemed by someone other than the owners (such as an executor)

     o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

     SELLING SHARES BY MAIL. Write a "letter of instructions" that includes:

          [ ] Your name

          [ ] The Fund's name

          [ ] Your Fund account number (from your account statement)

          [ ] The dollar amount or number of shares to be redeemed

          [ ] Any special payment instructions

          [ ] Any share certificates for the shares you are selling

          [ ] The signatures of all registered owners exactly as the account is registered, and

          [ ] Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

     USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:

        OppenheimerFunds Services
        P.O. Box 5270
        Denver, Colorado 80217

     SEND COURIER OR EXPRESS MAIL REQUESTS TO:

        OppenheimerFunds Services
        10200 E. Girard Avenue, Building D
        Denver, Colorado 80231

     SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

     [ ] To redeem shares through a service representative, call 1-800-852-8457

     [ ] To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

     SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

     [ ] Shares of the fund selected for exchange must be available for sale in your state of residence.

     [ ] The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

     [ ] You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

     [ ] You must meet the minimum purchase requirements for the fund you purchase by exchange.

     [ ] Before exchanging into a fund, you should obtain and read its prospectus.


     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. Where, as in the case of this Fund, a fund has only one class of shares and it does not have a class designation, that class of shares will be considered "Class A Shares" for exchange purposes. For example, you can exchange shares of this Fund only for Class A Shares of another fund. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details. Upon the exchange of shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for shares of the Fund unless the original exchange involved an exchange of shares of the Fund for Class A Shares of any one of the following funds: Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Limited Term New York Municipal Fund.

     Exchanges may be requested in writing or by telephone:

          o WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

          o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

          [ ] Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

          [ ] Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

          [ ] The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

          [ ] If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

     o NET ASSET VALUE PER SHARE is determined for the shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets by the number of shares that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     o THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price is the net asset value per share. Therefore, the redemption value of your shares may be more or less than their original cost.

     o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent.

     o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

     There are two types of distributions which the Fund may make to its shareholders, income dividends and capital gain distributions.

     o INCOME DIVIDENDS. The Fund receives income in the form of interest paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid monthly. Investors earn such dividends beginning on the day payment for shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gains, is taxed as an income dividend under the Code.

     o CAPITAL GAIN DISTRIBUTIONS. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held more than the period required for long-term capital gain recognition, it has a net long term capital gain. After deduction of the amount of any net short-term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund shares is based directly on the amount of net assets, rather than on the principle of supply and demand, any distribution of income or capital gains will result in a decrease in the value of Fund shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

     In certain circumstances, dividends received from the Fund may cause a portion of Social Security benefits to be subject to federal income tax. See the Statement of Additional Information.

     o DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

          [ ] REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

          [ ] REINVEST LONG TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

          [ ] RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

          [ ] REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in another Oppenheimer fund account you have established.

TAXES

     o TAXATION OF THE FUND. During the taxable year ended December 31, 1995, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Code. The Fund generally intends to continue to so qualify for future taxable years. The Fund intends to avoid incurring liability for federal income tax and a 4% excise tax on its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) and net capital gains by distributing all of that income and gain and by meeting other applicable requirements of the Code.

     o TAXATION OF SHAREHOLDERS. By meeting certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code, the Fund intends to continue to qualify to pay "exempt" interest dividends to its shareholders. Exempt interest dividends designated as such by the Fund may be excluded from a shareholder's gross income for federal income tax purposes. To the extent that dividends are derived from earnings on interest attributable to obligations of New York and its political subdivisions, Puerto Rico, or other U.S. possessions, they will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes.

     Although exempt-interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds, will give rise to a tax preference item which could subject a shareholder to, or increase a shareholder's liability under, the Federal alternative minimum tax, depending on the shareholder's individual tax situation.

     To the extent dividends are derived from options trading, temporary taxable investments, an excess of net short-term capital gain over net long-term capital loss or accretion of market discount those dividends are taxable as ordinary income for federal income tax purposes whether a shareholder has elected to receive dividends in cash or additional Fund shares. Such dividends will not qualify for the dividends-received deduction for corporations. Interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent the Fund's distributions consist of exempt-interest dividends. Distributions, if any, of net capital gain, when designated as such, will be treated as long-term capital gains by each shareholder regardless of the length of time the shareholder has owned Fund shares and whether the shareholder received them in cash or additional Fund shares.

     Information as to the tax status of Fund distributions will be provided annually including information as to which portions are taxable or tax exempt. In addition, information will be provided annually identifying the portion of exempt-interest dividends that constitutes a tax preference item for shareholders in determining their liability for alternative minimum tax. Shareholders who have not been in the Fund for a full fiscal year may get distributions of income and/or capital gains which are not equivalent to the actual amount applicable to the period for which they have held shares.

     For individuals and certain other noncorporate shareholders, including those who fail to certify their taxpayer identification number, taxable dividends, capital gain distributions and proceeds of redemptions will be subject to 31% withholding. Withholding at that rate from taxable dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding. If the withholding requirements are applicable to a shareholder, any such dividend, distribution or redemption proceeds would be reduced by the amount required to be withheld. Backup withholding from redemption orders requested for shareholders by broker-dealers is the responsibility of those broker-dealers.

     Up to 85% of a social security recipient's benefits may be included in federal gross income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether or not a recipient's Social Security benefits are to be included in Federal gross income.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid). An exchange of Fund shares for Class A Shares of another Oppenheimer fund generally will have similar tax consequences.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders--see the Statement of Additonal Informaniton for a further discussion--and is not intended to be a substitute for careful tax planning. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than New York State and New York City. PROSPECTIVE INVESTORS THEREFORE ARE URGED TO CONSULT THEIR OWN TAX ADVISORS.

[LOGO]

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Independent Auditors
Price Waterhouse LLP
1900 Chase Square
Rochester, New York 14604-1984

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-5891

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


[OppehheimerFunds LOGO]

PR0365.001.0396


ROCHESTER
FUND
MUNICIPALS


PROSPECTUS DATED
MARCH 11, 1996

350 LINDEN OAKS
ROCHESTER, NY 14625


[OppehheimerFunds LOGO]

ROCHESTER FUND MUNICIPALS

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 11, 1996

This Statement of Additional Information of Rochester Fund Municipals (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated March 11, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                                          PAGE


ABOUT THE FUND
Investment Objective and Policies .....................................     2
     Investment Policies and Strategies ...............................     2
     Other Investment Techniques and Strategies .......................     6
     Other Investment Restrictions ....................................     8
     Investment Considerations/Risk Factors ...........................    10
How the Fund is Managed ...............................................    21
     Organization and History .........................................    21
     Trustees and Officers of the Fund ................................    22
     The Manager and Its Affiliates ...................................    26
Brokerage Policies of the Fund ........................................    27
Performance of the Fund ...............................................    29
The Fund's Service Plan ...............................................    32

ABOUT YOUR ACCOUNT
How to Buy Shares .....................................................    33
How to Sell Shares ....................................................    39
How to Exchange Shares ................................................    42
Dividends, Capital Gains and Taxes ....................................    43
Additional Information About the Fund .................................    46

FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements ..................................................    48
Independent Auditors' Report ..........................................    66


Appendix A:  Description of Municipal Securities Ratings ..............   A-1

ABOUT THE FUND


INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT POLICIES AND STRATEGIES. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The investment objective of the Fund cannot be changed without shareholder approval. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short term bonds. There can be no assurance that the investment objective of the Fund will be realized.

     The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         MUNICIPAL OBLIGATIONS

     -- MUNICIPAL BONDS. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     -- GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     -- REVENUE BONDS. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      -- INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

      -- PRIVATE ACTIVITY BONDS. The Fund will invest only in those private activity bonds which are, in the opinion of issuer's counsel, tax exempt. Interest on obligations which are classified as non-qualified private activity bonds under Section 141, arbitrage bonds under Section 148 and bonds not in registered form under Section 149 of the Code is not exempt from federal income tax. Such obligations are excluded from the definition of municipal bonds. The Fund will not invest in them. However, Sections 141 through 150 of the Code provide that interest on certain types of private activity bonds will be exempt from federal income tax except when such interest is received by "substantial users" or persons related to substantial users as defined in Section 147 of the Code. The Fund may invest periodically in these bonds, and therefore, the Fund may not be an appropriate investment for entities which are substantial users of facilities financed by private activity bonds or for investors who are "related persons". Generally, an individual will not be a related person under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a substantial user of a facility financed from the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Treasury regulations as a non-exempt person who regularly uses a part of a facility financed from the proceeds of private activity bonds.

     -- MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

     -- TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     -- REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     -- BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     -- MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

     -- CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

     -- TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     -- MUNICIPAL LEASES. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that to enhance its marketability in the event foreclosure on the underlying equipment is ever required.

     Investments in Municipal Leases will be subject to the Fund's 15% limitation on investments in Illiquid Securities as described in the Fund's Prospectus unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal Lease is liquid and has received an investment grade rating from a nationally recognized statistical rating organization ("NRSRO"). The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property. As noted in the Fund's Prospectus, no more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. Of that amount, no more than 5% of the Fund's assets which are invested in tax-exempt obligations may be invested in unrated or "illiquid" municipal leases.

     Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in tax-exempt leases, provided that: (i) the Fund receives in each instance the opinion of issuer's legal counsel experienced in such transactions that the tax-exempt obligation will generate interest income which is exempt from Federal and New York State income tax; (ii) the Fund receives in all instances an opinion that as of the effective date of the lease or at the date of the Fund's purchase, if other than on the effective date, the lease is the valid and binding obligation of the governmental issuer; (iii) the Fund receives in each instance an opinion of issuer's legal counsel that such obligation has been issued in compliance with all applicable Federal and State securities laws; (iv) the Adviser of the Fund performs its own credit analysis in instances where a credit rating has not been provided by a recognized credit rating agency; (v) that if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment grade quality (i.e., within one of the four highest ratings of an NRSRO, the Manager at the time of making such investment, shall include such investment within the Fund's overall percentage limitation on investments in illiquid securities as well as the 5% limitation on investments in unrated tax-exempt leases. In instances where the Manager is required to perform its own credit analysis with respect to a particular tax-exempt lease obligation, the Manager will evaluate current information furnished by the issuer or obtained from other sources considered by it to be reliable.


     -- DEFINITION OF ISSUER

     For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

         If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES


     -- STAND-BY COMMITMENTS


     The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."


     -- WHEN-ISSUED SECURITIES


     Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to the commitment for when-issued securities.


     -- OPTIONS TRANSACTIONS


     The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.


     Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its prospectus to reflect such evolution prior to investing.


     -- VARIABLE RATE DEMAND NOTES


     The Fund may purchase variable rate demand notes ("VRDNs") which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to receive payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days (repurchase agreement). In addition, the Participating VRDN is backed by an irrevocable letter of credit of the institution guaranteeing the timely payment of principal and interest. In such instances the Fund has an undivided interest in the underlying obligations and thus participates on the same basis as the institution in such obligations except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, for providing the letter of credit and issuing the repurchase commitment. To the extent that investments in VRDNs are concentrated in a small number of issuers, the inability of such issuers to meet their payment obligations could adversely affect the Fund's liquidity.

     -- ILLIQUID SECURITIES

     As noted in the prospectus, the Fund may invest up to 15% of the value of its net assets in Illiquid Securities as defined therein, which may include, but are not limited to securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144a under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional investors ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Board of Trustees will be excluded from the 15% limitation on investments in Illiquid Securities. In addition to the unregistered nature of the securities, the Manager will take the following factors into considerating in reaching a determination as to whether a particular Rule 144A Security may be "liquid": (1) the frequency (or anticipated frequency) of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) any dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Manager will also consider any other factors which in its opinion are pertinent to the liquidity of a security.



OTHER INVESTMENT RESTRICTIONS


     -- FUNDAMENTAL INVESTMENT RESTRICTIONS


     The Fund operates under certain investment restrictions which are fundamental investment policies of the Fund and which cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:


         1. Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act, requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage. To reduce its borrowings, the Fund may have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.


         2. Buy any securities on margin or sell any securities short.

         3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

         4. Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

         5. Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

         6. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

         7. Acquire, lease or hold real estate, except such as may be necessary or advisable for (a) the maintenance of its offices, or (b) to enable the Fund to take such action as may be appropriate in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

         8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange and purchase call options (and sell put options) to the extent necessary to close out call options previously written or put options previously purchased. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund, and, therefore, there are no option transactions currently available for the Fund.

         9. Invest in companies for the purpose of exercising control or management.

         10. Invest more than 25% of the Fund's total assets in securities of issuers of a particular industry, although for purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry, except that, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

         11. Issue Senior Securities.


     -- NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

     1. The Fund may not acquire more than 3% of the voting securities issued by any one investment company (except where the acquisition results from a dividend or a merger, consolidation or other reorganization) or invest more than 5% of the Fund's assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

     2. For purposes of Fundamental Investment Restriction No. 10 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its (total) assets would be invested in such industry.



     The percentage limitations (fundamental and non-fundamental) on investments which are set forth above are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).

INVESTMENT CONSIDERATIONS/RISK FACTORS


     -- CONCENTRATION OF INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES

As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available information, and official statements relating to offerings of New York issuers of Municipal Securities on or prior to January 24, 1996 with respect to offering of the State and December 21, 1995 with respect to offering of New York City, and no representation is made as to the accuracy of such information.

     During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

NEW YORK CITY

     General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, the City's current four-year financial plan assumes that economic growth will slow in 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

     For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. The adopted budget for the fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan", "Financial

Plan" or "City Plan"). On November 29, 1995, the City submitted to the Control Board the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York.

     The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the current downturn in the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $11 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     1996-1999 Financial Plan. The July Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The July Financial Plan set forth actions to close a previously projected gap of approximately $3.1 billion in the 1996 fiscal year. The gap-closing actions for the 1996 fiscal year include agency actions, including productivity savings and savings from restructuring the delivery of City services; service reductions; the sale of delinquent real property tax receivables; reduced debt service costs, resulting from refinancings and other actions; proposed increased Federal assistance; proposed increased State aid; and various revenue actions.

     The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997 through 1999 years, respectively. These projections take into account expected increases in Federal and State assistance. The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that the New York City Health and Hospitals Corporation ("HHC") and the Board of Education will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of the increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal Programs.

     Various actions proposed in the Financial Plan are subject to approval by the Governor and the State Legislature, the City's municipal unions and the Federal government. No assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

     The Financial Plan reflects certain cost and expenditure increases including increases in salaries and benefits paid to City employees pursuant to certain collective bargaining agreements. In the event of a collective bargaining impasse, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

     Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligations bonds from A-to BBB+ and removed City bond from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bond A-. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

     Outstanding Net Indebtedness. As of June 30, 1995, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term debt.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its government and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Plan. As of June 30, 1994, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.6 billion.

NEW YORK STATE

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

     Recent Developments. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and State's economy recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     The 1995-1996 New York State Financial Plan (the "State Plan") is based on projections that the State's economy is expected to expand during 1995, but that there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

     Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The 1995-96 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1995-96 fiscal year. The State Plan projected General Fund receipts and transfers from other funds at $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year, and disbursements and transfers to other funds at $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

     The State issued the first of the three required quarterly updates to the State Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter Update projected a continued balance in the State's 1995-96 Financial Plan and incorporated few revisions to the Plan.

     The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The State also updated its forecast of national and State economic activity through the end of calendar year 1996. The national economic forecast remained basically unchanged from the initial forecast on which the original 1995-96 State Financial Plan was based, while the State economic forecast was marginally weaker.

     The State revised the State Plan on December 15, 1995 in conjunction with the release of the Executive Budget for the 1996-97 fiscal year. The State Plan continues to project a balanced General Fund with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. The largest single change in these estimates in attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year. Projected General Fund disbursements also are reduced by a total of $73 million. The revisions reflect re-estimates based on actual results through November 1995, the largest of which is a reduction of $70 million in projected costs for income maintenance.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain state programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

         The 1996-97 Fiscal Year (Executive Budget Forecast. The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995 (the "1996-97 Financial Plan"). The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years. The 1996-97 Financial Plan projects a continued balance in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan, including projections of (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs.

     The Governor has submitted several amendments to the Executive Budget. The net impact of the amendments leaves unchanged the total estimated amount of the General Fund spending in 1996-97, which continues to be projected at $31.22 billion.

     To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal year. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's action will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1996-97 or in future fiscal years. The Executive Budget contains projections of a potential imbalance in the 1997-98 fiscal years of $1.44 billion and in the 1998-99 fiscal year of $2.47 billion, assuming implementation of the Executive Budget recommendations. It is expected that the Governor will propose to close these budget gaps with further spending reductions.

     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in the State. For example, various proposals relating to federal tax and spending policies, such as changes to federal treatment of capital gains which would flow through automatically to the State personal income tax and changes affecting the federal share of Medicaid, could, if enacted, have a significant impact on the State's financial condition in 1996-97 and in future fiscal years.

     Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

     Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bond and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAG's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The State Plan includes no spring borrowing nor did the 1994-1995 State Financial Plan, which was the first time in 35 years there was no short-term borrowing.

     Authorities. The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, ofthese 18 Authorities was $70.3 billion as of September 30, 1994.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. There are certain statutory arrangements that provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

     General Obligation Debt. As of March 31, 1995, the State had approximately $5.181 billion in general obligation bonds, excluding refunding bonds, and $149 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $793.3 million for the 1994-95 fiscal year and are estimated to be $774.4 million for the State's 1995-96 fiscal year, not including interest on refunding bonds to the extent that such interest is to be paid from escrowed funds.

     Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter.

     The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-1996 State Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $676 million.

     In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1995-96 fiscal year or thereafter.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.



     -- CREDIT QUALITY

The following special considerations are risk factors associated with the Fund's investments in high yield (lower rated) securities:

     -- RISK FACTORS OF HIGH YIELD SECURITIES. The Fund may invest up to 20% of its assets in securities of lower rated categories or in securities which are unrated but deemed to be of comparable quality by the Adviser. These high yield, high risk securities (commonly referred to as "junk bonds") are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in the Fund's prospectus.

     -- EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high yield securities and thus in the

Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for high yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Fund's expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the careful analysis of prospective portfolio securities by OppenheimerFunds, Inc. (the "Adviser") should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

     -- THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in the 1980's and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair market value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     -- CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Manager considers ratings of recognized rating services such as Moody's Investors Services, Inc., Standard & Poor's Rating Group, Fitch Investors Services, Inc and Duff & Phelps, ("NRSRO" or "NRSROs") the Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. the Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

     -- LIQUIDITY AND VALUATION. Lower-rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extend that no established retail secondary market exists, many high yield securities may not be as liquid as higher-grade bonds. A less active and thinner market for high yield securities than that available for higher quality securities may limit the Fund's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of the Fund to value or sell high yield securities also will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Trustees (the "Board of Trustees" or the "Board") to value high yield, high risk securities becomes more difficult, with judgement playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a high yield security, whether or not such perceptions are based on a fundamental analysis. See How to Buy Shares.

     -- LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain high yield securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which could also adversely affect high yield securities, will be enacted into law.

-- INVESTMENT IN MUNICIPAL LEASES

Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," present certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. The principal risks involved in investments in tax-exempt lease obligations are the following:

     -- LIMITED LIQUIDITY. An investment in tax-exempt lease obligations is generally less liquid than an investment in comparable tax-exempt obligations such as general obligation bonds or revenue bonds because (i) tax-exempt lease obligations (other than Certificate of Participation Leases) are usually issued in private placements and contain legal restrictions on transfer and (ii) there is only a limited secondary trading market for such obligations.

     -- RELIANCE ON ADVISER'S CREDIT ANALYSIS. Tax-exempt lease obligations are generally not rated by national credit rating firms, which places the burden for credit analysis upon the Manager.

      -- NON-APPROPRIATION. The ability of a purchaser to perform a meaningful credit analysis is limited by the inclusion in most tax-exempt leases of "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless funds are appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      -- LIMITED REMEDIES. The remedies of a purchaser of a tax-exempt lease obligation may be limited solely to repossession of the collateral for such obligation for resale upon failure of a municipality to make necessary appropriations or upon default by the governmental issuer of such obligation without any recourse to the general credit of the governmental issuer or to acceleration of the rental payments due solely for the remaining fiscal year of the governmental issuer. In addition, the resale value of the collateral may be significantly reduced at the time of repossession due to depreciation.

     -- REDUCTION IN YIELD. Prepayments on underlying leases due to loss or destruction of equipment or exercise of an option of the lessee to purchase such equipment may reduce the purchaser's yield to the extent that interest rates have declined below the level prevailing when the tax-exempt lease obligation was initially purchased. This reduction in yield may occur because the purchaser might be required to invest such prepayments in obligations yielding a lower rate of interest.


HOW THE FUND is MANAGED


ORGANIZATION AND HISTORY. Rochester Fund Municipals, a Massachusetts business trust, is an open-end, management investment company which currently has one class of shares outstanding. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.



TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Limited Term New York Municipal Fund and Oppenheimer Bond Fund for Growth. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Fund, Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the New York-based Oppenheimer Funds as with the Fund. As of January 5, 1996 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.



BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47.


Chairman of the Board, President and Trustee of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond for Growth January 5, 1996-Present; President, Chief Executive Officer and Director of the Manager; formerly an Executive Vice President of the Manager; President and a Director of Oppenheimer Acquisition Corp. and HarbourView Asset Management Corporation ("HarbourView"); a Director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a Director of the Transfer Agent, all of which are subsidiaries of the Manager; President, a Trustee of the New York-based Oppenheimer funds.

JOHN CANNON, TRUSTEE; AGE: 66
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422

Consultant; Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth since 1992.

PAUL Y. CLINTON, TRUSTEE; AGE: 65
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust and Prime Cash Fund, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co. Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth.



---------
* A Trustee who is an "interested person" as defined in the Investment Company Act.

THOMAS W, COURTNEY, TRUSTEE; AGE: 64
P.O. Box 580, Sewickley, Pennsylvania 15143

Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth.

LACY B. HERRMANN, TRUSTEE; AGE: 65
380 Madison Avenue, Suite 2300, New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth; Trustee of Brown University.

GEORGE LOFT, TRUSTEE, AGE: 81
51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest for Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth.

RONALD H. FIELDING, VICE PRESIDENT; AGE: 47
350 Linden Oaks, Rochester, New York 14625


Vice President of the Fund and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present; Senior Vice President and Portfolio Manager of the Manager, January 5, 1996-present; President of the Rochester Division of the Manager, January 4, 1996-present; President and Trustee of the Fund, 1986-January 5, 1996; Portfolio Manager of the Fund, 1986-present; President and Trustee of

Rochester Portfolio Series - Limited Term New York Municipal Fund, 1991-January 4, 1996; President and Trustee of Bond Fund Series - Oppenheimer Bond Fund for Growth, 1986-January 4, 1996; President and Director of Rochester Tax Managed Fund, Inc., 1985-1996; President and a Director, Fielding Management Company, Inc. 1988-present; President and a Director, Rochester Fund Distributors, Inc. 1990-present; President and a Director, Rochester Capital Advisors, Inc. 1993-present; President and a Director, Rochester Fund Services, Inc. 1986-present.

ANDREW J. DONOHUE, SECRETARY; AGE: 46

Secretary of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Executive Vice President and General Counsel of the Manager and the Distributor; President and Director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager ("Centennial"); an Officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an Officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a Director and an Officer of First Investors Family of Funds and First Investors Life Insurance Company.



GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231


Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a Director of Centennial; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, ("SFSI") Inc., a transfer agent subsidiary of the Manager; an Officer of other Oppenheimer funds.


ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 47


Assistant Secretary of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5 1996-present; Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of the Agent and SFSI; an Officer of other Oppenheimer funds.


ROBERT BISHOP, ASSISTANT TREASURER; AGE: 36
3410 South Galena Street, Denver, Colorado 80231


Assistant Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Assistant Vice President of the Manager/Mutual Fund Accounting; an Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.


SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231


Assistant Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Assistant Vice President of the Manager/Mutual Fund Accounting; an Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ADELE CAMPBELL, ASSISTANT TREASURER; AGE: 32
350 Linden Oaks, Rochester, New York 14625

Assistant Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund, and Bond Fund Series-Oppenheimer Bond Fund For Growth, January 31, 1996-present and May 1, 1995-January 4, 1996; Assistant Vice President of the Manager, January 5, 1996-present; Assistant Vice President, Rochester Fund Services, Inc., January, 1994-January 1996; Assistant Manager, Fund Accounting, Rochester Fund Services, Inc., June 1992-January, 1994; prior to that, Audit Manager, Price Waterhouse, LLP.

      -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.

                                Pension or
                                Retirement
                                Aggregate              Benefits             Estimated             Total
                                Compensation           Accrued as           Annual                Compensation
                                from the               Part of Fund         Benefits Upon         From Fund
Name of Person                  Fund(1)                Expenses(2)          Retirement(2)         Complex(3)

John Cannon ................    $19,900                $43,667              $13,500               $29,400
Paul Y. Clinton ............    $     0                $     0              $     0               $     0
Thomas W. Courtney .........    $     0                $     0              $     0               $     0
Lacy B. Herrmann ...........    $     0                $     0              $     0               $     0
George Loft ................    $     0                $     0              $     0               $     0



-----------

(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund. Four other trustees received compensation from funds which are now part of the complex.


(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1,500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.

(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund Rochester Portfolio Series-Limited Term New York Municipal Fund, Rochester Fund Series - The Bond Fund For Growth, and Rochester Tax Managed Fund, Inc. On June 28, 1995, Rochester Fund Series - The Bond Fund For Growth acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

--MAJOR SHAREHOLDERS. As of February 16, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of outstanding voting securities of the Fund except Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246 which was the record owner of 14% of the outstanding shares of the Fund.



THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund. On January 4, 1996, the manager acquired substantially all of the assets of Rochester Capital Advisers, L.P. and Fielding Management Company, Inc. and was appointed investment adviser to the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.



--THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 ("Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows:
0.54% of average daily net assets up to $100 million; 0.52% of average daily net assets on the next $150 million; 0.47% of average daily net assets on the next $1,750 million; 0.46% of the next $3 billion; and 0.45% of average daily net assets over $5 billion.



     Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal year ended December 31, 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P. were $9,128,887. During the fiscal year ended December 31, 1994, management fees paid by the Fund consisted of $5,010,516 paid to Rochester Capital Advisors, L.P. for the period from May 1, 1994 to December 31, 1994, and $2,552,432 paid to Fielding Management Company, Inc. for the period from January 1, 1994 to April 30, 1994. During the fiscal year ended December 31, 1993, the Fund paid investment advisory fees of $5,955,268 to Fielding Management Company, Inc. Fielding Management Company, Inc. served as investment adviser to the Fund from the commencement of its operations as an open-end investment company on May 15, 1986 through April 30, 1994. Rochester Capital Advisors, Inc. is the general partner of Rochester Capital Advisors, L.P.


     The Advisory Agreement contains no expense limitation. However, independently of the Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. the Manager reserves the right to amend or terminate this expense limitation at any time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

--THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares of beneficial interest, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's shares was $26,603,566, $16,039,947, and $8,868,211, respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $3,347,397, $2,015,030 and $1,086,283 in those respective years. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "The Fund's Service Plan," below.


     --THE TRANSFER AGENT. OppenheimerFunds Services, the Fund's transfer agent, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $724,431, $1,152,456 and $1,267,856, respectively.

--ACCOUNTING AND RECORDKEEPING SERVICES. The Manager also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1993, 1994 and 1995 was $442,850, $556,700 and $607,025.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. the Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.


DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED by the MANAGER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.


     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1993, 1994 and 1995.


         A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 18.27%, 34.39% and 14.59%, respectively.


PERFORMANCE OF THE FUND

YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in shares of the Fund may be advertised. An explanation of how these total returns are calculated and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns of the Fund for the 1, 5, and 10-year periods ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns.

-- STANDARDIZED YIELDS

     -- YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                   2-b     6
          Standardized Yield = 2[( --- + 1) - 1]
                                   cd

     The symbols above represent the following factors:

       a = dividends and interest earned during the 30-day period.

       b = expenses accrued for the period (net of any expense reimbursements).

       c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield", described below. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's shares was 5.50%.

     -- TAX-EQUIVALENT YIELD. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. The Fund's tax-equivalent yield (after expense assumptions by the Manager) for the 30-day period ended December 31, 1995, for an individual New York City resident in the 42.7% combined tax bracket was 9.6%.

     -- DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return". Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield   Dividends of the Class
 of the Class  = ----------------------- / Number of Days (accrual period) X 365
                 Max. Offering Price of
                 the Class (last day of
                         period)

         The maximum offering price includes the maximum front-end sales charge.


     From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its maximum offering price) at the end of the period. The dividend yield for the 30-day period ended December 31, 1995 were 5.66% and 5.89% when calculated at maximum offering price and at net asset value, respectively.


-- TOTAL RETURN INFORMATION

     -- Average Annual Total Returns. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  ( ERV )(1/n)
                  (-----)   -1 = Average Annual Total Return
                  (  P  )

     -- CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P
                               ------- = Total Return
                                  P


In calculating total return, the current maximum sales charge of 4.0% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in shares of the Fund for the one and five year periods ended December 31, 1995 and for the period from May 15, 1986 through December 31, 1995, were 13.83%, 8.44% and 8.37%, respectively. The cumulative "total return" on shares of the Fund for the period from May 15, 1986 through December 31, 1995 was 116.0%.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in shares of the Fund (without considering the front-end sales charge) and takes into consideration the reinvestment of dividends and capital gains distributions. The Fund's cumulative total return at net asset value for the one year period ended December 31, 1995 and the period from May 15, 1986 through December 31, 1995 was 18.58% and 124.97%, respectively.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds (excluding money market funds) and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the performance of the Fund in relation to that of other New York State municipal bond funds. Rankings are subject to change.

     The total return on an investment in the Fund may be compared with performance for the same period of comparable indices, including but not limited to The Bond Buyer Municipal Bond Index and the Lehman Brothers Municipal Long Bond Index. The Bond Buyer Municipal Bond Index is an unmanaged index which consists of 40 long-term municipal bonds. The index is based on price quotations provided by six municipal bond dealer-to-dealer brokers. The Lehman Brothers Municipal Bond Index is a broadly based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

     Investors may also wish to compare the return on the Fund's shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Adviser may publish rankings or ratings of the Manager (or other service providers) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

THE FUND'S SERVICE PLAN

     The Fund has adopted a Service Plan under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of shares as described in the Prospectus. The Service Plan permits the Fund to pay its Distributor a service fee in connection with the distribution of shares of the Fund in an amount of up to 0.25% per annum of the

Fund's average daily net assets (the "Service Fee"). The Service Fee is utilized to compensate broker-dealers and financial institutions, including the Distributor (collectively, "Recipients"), for services performed and/or expenses incurred in servicing shareholder accounts. Although the terms of the Service Plan permit aggregate payments thereunder of up to 0.25% per annum of the Fund's average daily net assets, the Board of Trustees of the Fund has approved aggregate payments thereunder of only 0.15% per annum.

     The Service Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). Unless terminated as described below, the Service Plan will continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Service Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). The Service Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company
Act).

     While the Service Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to the Service Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Service Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.



     For the fiscal year ended December 31, 1995, payments under the Fund's previous Distribution Plan, which was in effect during that year, totalled $3,452,348, which consisted of Service Fee payments to Recipients of $3,007,088 and asset based sales charge payments of $445,260. The aggregate Service Fee payments to Recipients included an amount of $54,519 paid to Rochester Fund Distributors, Inc., the Fund's previous principal underwriter for its services in maintaining shareholder accounts as to which it was the dealer of record and an amount of $2,952,569 to broker dealers in 1995. The aggregate asset based sales charge payments were paid to Rochester Fund Distributors, Inc. to reimburse it for its expenditures as follows: printing and mailing of prospectuses, $291,442; compensation to sales personnel, $140,460; and advertising, $13,358. The Fund's The Fund's previous Distribution Plan was amended, effective as of May 1, 1995, to eliminate the asset based sales charge component of the Distribution Plan.



ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

     See How to Buy Shares in the Prospectus for a description of how shares of the Fund are offered to the Public and how the excess of the public offering price over the net amount invested is allocated to authorized dealers. The Prospectus also describes several special purchase plans and methods by which shares may be purchased at reduced sales loads, including certain classes of persons who may purchase shares at net asset value. As discussed in the Prospectus, a reduced sales charge rate may be obtained for the purchase of shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset value per share of shares of the Fund is determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.


     In the case of Municipal Securities, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Fund's Board of Trustees has authorized the Manager to employ a pricing service, bank or broker-dealer experienced in such matters to price any of the types of securities described above. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


REDUCED SALES CHARGES. See "How to Purchase Shares" in the Prospectus for a description of how shares are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which shares may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.


     -- THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Bond Fund for Growth
Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.

Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund



Oppenheimer  Enterprise Fund
Oppenheimer  Quest Growth & Income Value Fund
Oppenheimer  Quest Officers Value Fund
Oppenheimer  Quest Opportunity Value Fund
Oppenheimer  Quest Small Cap Fund
Oppenheimer  Quest Value Fund, Inc.
Oppenheimer  Quest Global Value Fund, Inc.
Rochester Fund Municipals
Rochester Portfolio Series--Limited Term New York Municipal Fund


 and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- LETTERS OF INTENT. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase shares of the Fund (and Class A Shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the shares of the Fund and the Class A Shares of other Oppenheimer funds purchased under the Letter to obtain the reduced sales charge rate on purchases of shares of the Fund (and Class A Shares other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of such shares. Each purchase of shares of the Fund and Class A Shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -- Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

HOW to SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.




         -- INVOLUNTARY REDEMPTIONS. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds at net asset value as described herein. The reinvestment may be made without sales charge only in shares of the Fund or in Class A Shares any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the

Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice.

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange

Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the

Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW to EXCHANGE SHARES


     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A Shares. A list showing which funds offer which class can be obtained by calling a service representative at 1-800-525-7048. Upon the exchange of shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged (1) for shares of the Fund unless the original exchange involved an exchange of shares of the Fund for shares of Class A Shares of Limited Term New York Municipal Fund, Class A Shares of Oppenheimer Money Market Fund, Inc. or Class A Shares of Oppenheimer Cash Reserves or (2) for Class A Shares of Limited Term New York Municipal Fund unless the original exchange involved an exchange of shares of the Fund for Class A Shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves.

Class A Shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A Shares acquired by exchange of Class A Shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A Shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B Shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B Shares. The Class C contingent deferred sales charge is imposed on Class C Shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C Shares.

     When Class B or Class C Shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to

50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption Dividends, Distributions and Taxes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its interest income excludable from gross income under Section 103(a) of the Code ("tax-exempt income") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest and payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends paid by the fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfied the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is tax-exempt income; the Fund intends to continue to satisfy this requirement. The aggregate exempt-interest dividends may not be greater than the excess of the Fund's tax-exempt income over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     As noted in the Prospectus, the Fund annually reports to its shareholders regarding the amounts and status of distributions paid during the year. Such report allocates dividends among tax-exempt, taxable and alternative minimum taxable income in approximately the same proportions as they bear to the Fund's total income for the year. Accordingly, income derived from each of these sources by the Fund in any particular distribution period may vary substantially from the allocation reported to shareholders annually. The proportion of dividends that constitute taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held.

     Because the taxable portion of the Fund's investment income consists primarily of interest and income from options transactions, its dividends, whether or not treated as "exempt-interest dividends", generally will not qualify for the dividends-received deduction available to corporations.

     Dividends and other distributions declared by the Fund, and payable to shareholders of record on a date, in the last quarter of any calendar year, are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is usually not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of those shares.

     If you redeem shares of the Fund held for six months or less at a loss, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any capital gain distribution with respect to those shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing shares. Such persons may find investment in the Fund unsuitable for tax reasons. Generally, an individual will not be a "related person" under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors, and lineal descendants) owns, directly or indirectly, in the aggregate more than 50% of the equity of a corporation or partnership that is a "substantial user" of a facility financed from the proceeds of industrial development bonds. "Substantial user" of such facilities is defined generally as a non-exempt person who regularly uses a part of such facility in his trade or business.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

         The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as RIC.

     Corporate investors may wish to consult their own tax advisers before purchasing Fund shares. Corporations may find investment in the Fund unsuitable for tax reasons, because the interest on all Municipal Obligations held by the Fund passed through to corporate shareholders will be includible in calculating adjusted current earnings for purposes of both the alternative minimum tax and the environmental tax. In addition, certain property and casualty insurance companies, financial institutions, and U.S. branches of foreign corporations may be adversely affected by the tax treatment of the interest on municipal securities.

ADDITIONAL INFORMATION ABOUT THE FUND


THE CUSTODIAN. Investors Bank & Trust Company, whose principal business address is 89 South Street Boston, MA 02111 is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. It is anticipated that on or about July 1, 1996, Citibank N.A., 399 Park Avenue, New York, New York 10043 will replace Investors Bank & Trust Company as the custodian of the Fund's assets.


INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Adviser and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

TRANSFER AGENT
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048



INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604

LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
Housing,                Albany Hsg. Auth.                             0.000%          10/01/02(p)  $       560      $       115,830
Multi-Family            Albany IDA (HHRH)                             9.500           09/01/96           3,005            2,974,950
15.0%                   Albany IDA (MARA Mansion Rehab.)              6.500           02/01/23           1,715            1,764,735
$322,024,202            Batavia Hsg. Auth. (Washington Towers)        6.500           01/01/23             515              532,891
                        Battery Park City Auth.                      10.000           06/01/23             700              712,250
                        Bayshore HDC                                  7.500           02/01/23           1,475            1,596,702
                        Bleeker Terrace HDC                           8.100           07/01/01              35               35,700
                        Bleeker Terrace HDC                           8.350           07/01/04              45               45,900
                        Bleeker Terrace HDC                           8.750           07/01/07             900              916,731
                        Elmira HDC                                    7.500           08/01/07              25               26,428
                        Guam Economic Devel.                          9.375           11/01/18           3,025            3,165,027
                        Guam Economic Devel.                          9.500           11/01/18           2,515            2,631,419
                        Hamilton Elderly Hsg.                        11.250           01/01/15             710              758,742
                        Holiday Square HDC                            5.800           01/15/24           2,000            1,999,940
                        Macleay Hsg. (Larchmont Woods)                8.500           01/01/31           3,965            4,364,989
                        Monroe HDC                                    7.000           08/01/21             300              314,334
                        New Hartford HDC                              7.375           01/01/24              20               21,769
                        North Tonawanda HDC                           6.800           12/15/07             585              634,415
                        North Tonawanda HDC                           7.375           12/15/21           3,295            3,786,647
                        NYC HDC (Albert Einstein)                     6.500           12/15/17             337              343,951
                        NYC HDC (Amsterdam)                           6.500           08/15/18             942              961,175
                        NYC HDC (Atlantic Plaza)                      7.034           02/15/19           1,456            1,503,396
                        NYC HDC (Boulevard)                           6.500           08/15/17           2,936            2,994,395
                        NYC HDC (Bridgeview)                          6.500           12/15/17             506              515,927
                        NYC HDC (Cadman Plaza)                        6.500           11/15/18           1,355            1,382,192
                        NYC HDC (Cadman Plaza)                        7.000           12/15/18             491              500,401
                        NYC HDC (Candia)                              6.500           06/15/18             199              203,419
                        NYC HDC (Clinton)                             6.500           07/15/17           3,825            3,900,835
                        NYC HDC (Contello III)                        7.000           12/15/18             301              310,978
                        NYC HDC (Cooper Gram)                         6.500           08/15/17           1,590            1,621,006
                        NYC HDC (Court Plaza)                         6.500           08/15/17           1,213            1,237,083
                        NYC HDC (Crown Gardens)                       7.250           01/15/19           1,646            1,723,761
                        NYC HDC (Esplanade Gardens)                   7.000           01/15/19           3,408            3,518,127
                        NYC HDC (Essex)                               6.500           07/15/18              87               89,217
                        NYC HDC (Forest Park)                         6.500           12/15/17             543              553,850
                        NYC HDC (General Hsg.)                        6.500           05/01/22              15               15,390
                        NYC HDC (Gouverneur Gardens)                  7.034           02/15/19           1,624            1,676,208
                        NYC HDC (Heywood)                             6.500           10/15/17             387              394,921
                        NYC HDC (Hudsonview)                          6.500           09/15/17           4,364            4,450,388
                        NYC HDC (Janel)                               6.500           09/15/17           1,234            1,258,885
                        NYC HDC (Kings Arms)                          6.500           11/15/18             245              249,481
                        NYC HDC (Kingsbridge)                         6.500           08/15/17             431              439,440
                        NYC HDC (Leader)                              6.500           03/15/18           1,314            1,340,527
                        NYC HDC (Lincoln Amsterdam)                   7.250           11/15/18           1,684            1,763,215
                        NYC HDC (Middagh)                             6.500           11/15/18             221              225,840
                        NYC HDC (Montefiore)                          6.500           10/15/17           2,893            2,950,198
                        NYC HDC (Multi-Family)                        5.600           11/01/20               5                4,500
                        NYC HDC (Multi-Family)                        6.500           05/01/06              80               80,866
                        NYC HDC (Multi-Family)                        6.600           04/01/30          38,880           40,626,101
                        NYC HDC (Multi-Family)                        7.300           06/01/10              30               35,041
                        NYC HDC (Multi-Family)                        7.350           06/01/19           1,145            1,237,722
                        NYC HDC (Multi-Family)                        7.500           05/01/23           1,830            1,873,060
                        NYC HDC (Multi-Family)                        8.250           01/01/11           1,415            1,450,375
                        NYC HDC (Multi-Family)                        9.000           05/01/22             200              208,000
                        NYC HDC (New Amsterdam)                       6.500           08/15/18             922              940,281
                        NYC HDC (Residential Charter)                 7.375           04/01/17           3,295            3,471,315
                        NYC HDC (Riverbend)                           6.500           11/15/18           1,152            1,175,195
                        NYC HDC (Riverside Park)                      7.250           11/15/18           6,338            6,638,270
                        NYC HDC (RNA House)                           7.000           12/15/18             469              483,955

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYC HDC (Robert Fulton)                       6.500%          12/15/17     $       729      $       743,365
                        NYC HDC (Rosalie Manning)                     7.034           11/15/18             244              251,703
                        NYC HDC (Scott Tower)                         7.000           12/15/18             648              668,901
                        NYC HDC (Seaview)                             6.500           01/15/18             958              977,390
                        NYC HDC (Sky View)                            6.500           11/15/18           1,787            1,823,460
                        NYC HDC (South Bronx)                         8.100           09/01/23           3,275            3,588,254
                        NYC HDC (Stevenson)                           6.500           05/15/18           1,816            1,852,121
                        NYC HDC (Stryckers Bay)                       7.034           11/15/18             484              499,603
                        NYC HDC (St. Martin)                          6.500           11/15/18             396              404,291
                        NYC HDC (Tivoli)                              6.500           01/15/18           1,824            1,860,635
                        NYC HDC (Towers)                              6.500           08/15/17             393              400,696
                        NYC HDC (Townhouse)                           6.500           11/15/18             248              252,705
                        NYC HDC (Tri-Faith House)                     7.000           01/15/19             353              364,297
                        NYC HDC (University)                          6.500           08/15/17           1,622            1,653,622
                        NYC HDC (Washington Square)                   7.000           01/15/19             450              464,318
                        NYC HDC (West Side)                           6.500           11/15/17             438              447,298
                        NYC HDC (West Village)                        6.500           11/15/13           4,986            5,145,468
                        NYC HDC (Westview)                            6.500           10/15/17             116              118,268
                        NYC HDC (Woodstock Terrace)                   7.034           02/15/19             600              619,052
                        NYS HFA (Admiral Halsey Sr. Village)          8.000           05/01/19             355              356,576
                        NYS HFA (Baptist Manor)                       8.000           05/01/19             150              153,600
                        NYS HFA (Children's Rescue)                   7.625           05/01/18           3,555            3,862,116
                        NYS HFA (Clinton Plaza)                       7.625           11/01/19           1,375            1,276,358
                        NYS HFA (Dominican Village)                   6.600           08/15/27           2,000            2,094,560
                        NYS HFA (Ft. Schulyer)                        7.750           11/01/18              15               15,826
                        NYS HFA (HELP/Bronx)                          7.850           05/01/99           1,040            1,110,897
                        NYS HFA (HELP/Bronx)                          7.850           11/01/99           1,080            1,171,692
                        NYS HFA (HELP/Bronx)                          8.050           11/01/05          13,080           14,161,324
                        NYS HFA (HELP/Suffolk)                        8.100           11/01/05           1,210            1,307,853
                        NYS HFA (Henry Phipps)                        8.000           05/01/18           3,620            3,715,025
                        NYS HFA (Keeler Park)                         8.000           05/01/19              50               51,000
                        NYS HFA (Marble Hall)                         8.000           05/01/16               5                5,050
                        NYS HFA (Meadow Manor)                        7.750           11/01/19              10               10,210
                        NYS HFA (Multi-Family)                        0.000           11/01/13          17,985            6,644,738
                        NYS HFA (Multi-Family)                        0.000           11/01/17          12,695            3,558,155
                        NYS HFA (Multi-Family)                        0.000           11/01/14          15,730            5,398,693
                        NYS HFA (Multi-Family)                        0.000           11/01/12          15,000            5,886,600
                        NYS HFA (Multi-Family)                        0.000           11/01/15          14,590            4,707,901
                        NYS HFA (Multi-Family)                        6.300           08/15/26           5,000            5,204,600
                        NYS HFA (Multi-Family)                        6.500           08/15/24           2,750            2,863,850
                        NYS HFA (Multi-Family)                        6.700           08/15/25          11,980           12,527,486
                        NYS HFA (Multi-Family)                        6.750           11/15/36           5,775            6,069,525
                        NYS HFA (Multi-Family)                        6.950           08/15/12              75               79,659
                        NYS HFA (Multi-Family)                        6.950           08/15/24           2,940            3,109,491
                        NYS HFA (Multi-Family)                        7.050           08/15/24           5,350            5,701,281
                        NYS HFA (Multi-Family)                        7.450           11/01/28           5,375            5,746,681
                        NYS HFA (Multi-Family)                       10.000           11/15/25           1,025            1,050,666
                        NYS HFA (Multi-Family)                       10.000           11/15/25           2,205            2,298,713
                        NYS HFA (Multi-Family)                       10.000           11/15/25             370              379,380
                        NYS HFA (Non-Profit)                          6.400           11/01/10               5                4,900
                        NYS HFA (Non-Profit)                          6.400           11/01/13              25               24,750
                        NYS HFA (Non-Profit)                          6.600           11/01/08              20               20,300
                        NYS HFA (Non-Profit)                          6.600           11/01/13              20               19,960
                        NYS HFA (Non-Profit)                          6.600           11/01/10              25               25,300
                        NYS HFA (Pepper Tree)                         7.750           11/01/09           2,640            2,698,423
                        NYS HFA (Phillips Village)                    7.750           08/15/17           5,000            5,624,450
                        NYS HFA (SE Tower)                            7.750           11/01/18             425              431,991
                        NYS HFA (Service Contract)                    6.500           03/15/25           9,195            9,747,620
                        NYS HFA (Service Contract)                    7.700           03/15/06             150              169,316

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS HFA (Shorehill Hsg.)                      7.500%          05/01/08     $     1,350      $     1,379,592
                        NYS HFA (Urban Rent)                          8.250           11/01/19           1,760            1,818,854
                        Pilgrim Village HDC                           6.800           02/01/21           1,150            1,258,940
                        Portchester CDC (Southport)                   7.300           08/01/11              60               68,408
                        Portchester CDC (Southport)                   7.375           08/01/22              25               27,357
                        Puerto Rico HB&F                              7.500           10/01/15             210              229,100
                        Puerto Rico HFA                               7.300           10/01/06              10               10,966
                        Puerto Rico HFC                               7.500           04/01/22           8,665            9,270,250
                        Rensselaer Hsg. Auth. (Renwyck)               7.650           01/01/11              25               28,849
                        Riverhead HDC                                 8.250           08/01/10              45               47,250
                        Rochester Hsg. Auth. (Crossroads)             7.700           01/01/17          20,890           22,890,426
                        Rochester Hsg. Auth. (Stonewood)              5.900           09/01/09             715              720,563
                        Scotia Hsg. Auth. (Holyrood House)            7.000           06/01/09             175              191,387
                        Sunnybrook EHC                               11.250           12/01/14           3,100            3,284,047
                        Syracuse IDA (James Square)                   0.000           08/01/25          50,685            9,775,616
                        Syracuse Senior Citizens Hsg.                 8.000           12/01/10             375              394,639
                        Tonawanda HDC                                10.000           05/01/03              25               26,125
                        Tonawanda Senior Citizens Hsg.                7.875           02/01/11             555              581,712
                        Tupper Lake HDC                               8.125           10/01/10              75               78,750
                        Union Elderly Hsg.                           10.000           04/01/13           1,890            1,946,700
                        Union Hsg. Auth. (Methodist Homes)            7.625           11/01/16           1,585            1,725,082
                        Union Hsg. Auth. (Methodist Homes)            8.050           04/01/99             105              113,312
                        Union Hsg. Auth. (Methodist Homes)            8.150           04/01/00             110              120,164
                        Union Hsg. Auth. (Methodist Homes)            8.250           04/01/01             120              130,852
                        Union Hsg. Auth. (Methodist Homes)            8.350           04/01/02             150              164,492
                        Union Hsg. Auth. (Methodist Homes)            8.500           04/01/12           2,010            2,280,988
                        Utica Senior Citizen Hsg.                     0.000           07/01/02              25               14,774
                        Utica Senior Citizen Hsg.                     0.000           07/01/26           2,110              225,243
                        V. I. HFA                                     8.100           12/01/18              30               34,478
                        White Plains HDC (Armory Plaza)               9.000           02/01/25             960              983,539
                        White Plains (Battle Hill)                    9.875           04/01/25              30               31,500
------------------------------------------------------------------------------------------------------------------------------------
 Health Care            Albany IDA (Albany Medical Center)            8.250           08/01/04           3,065            3,307,564
 13.9%                  Cayuga County COP (Auburn Hospital)           6.000           01/01/21          15,000           15,694,500
 $299,064,252           Clifton Springs Hospital & Clinic             8.000           01/01/20           4,260            4,420,133
                        Erie IDA (Hospital Lease)                     8.400           08/01/96           1,046            1,056,695
                        Erie IDA (Mercy Hospital)                     6.250           06/01/10           1,355            1,375,230
                        Groton Community Health                       7.450           07/15/21           2,095            2,382,015
                        Lyons Community Health                        6.800           09/01/24           3,685            3,834,869
                        Monroe IDA (Genesee Hospital)                 7.000           11/01/18          14,525           14,885,946
                        Newark/Wayne Community Hospital               5.875           01/15/33           4,750            4,766,340
                        NYC Health & Hospital                         6.300           02/15/20           4,525            4,599,889
                        NYC Health & Hospital LEVRRS                  6.662(f)        02/15/11          12,500           12,781,250
                        NYS Dorm (Bethel Springvale)                  6.000           02/01/35          10,420           10,575,987
                        NYS Dorm (Brookhaven)                         8.700           07/01/06             245              249,422
                        NYS Dorm (Cornwall Hospital)                  8.750           07/01/07             885              884,920
                        NYS Dorm (Crouse Irving Hospital)            10.500           07/01/17           2,270            2,332,198
                        NYS Dorm (Department of Health)               6.625           07/01/24             250              267,248
                        NYS Dorm (Department of Health)               7.250           07/01/11           3,750            4,108,275
                        NYS Dorm (Department of Health)               7.350           08/01/29              90               95,991
                        NYS Dorm (Episcopal)                          7.550           08/01/29              95              104,815
                        NYS Dorm (H&N)                                5.750           07/01/14             750              750,938
                        NYS Dorm (KMH Homes)                          6.950           08/01/31              25               26,291
                        NYS Dorm (Manhattan E,E&T)                   11.500           07/01/09           1,170            1,199,250
                        NYS Dorm (Montefiore)                         8.625           07/01/10             100              102,200
                        NYS Dorm (Presbyterian)                       6.500           08/01/34           2,200            2,348,258
                        NYS Dorm (RGH) RITES                          5.089(f)        08/15/33(c)       12,750           12,192,188
                        NYS Dorm (Wesley Garden)                      6.125           08/01/35           2,000            2,052,880
                        NYS HFA (Health Facilities)                   8.000           11/01/08           2,920            3,326,581
                        NYS HFA (H&N)                                 6.875           11/01/10               9                9,180

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS HFA (H&N)                                 6.875%          11/01/11     $         5      $         5,100
                        NYS HFA (H&N)                                 7.000           11/01/17             535              545,882
                        NYS Medcare (Bronx Leb)                       7.100           02/15/27           2,050            2,148,093
                        NYS Medcare (Bronx Leb)                       7.100           02/15/27           4,915            5,095,725
                        NYS Medcare (Brookdale Hospital)              6.375           02/15/35           1,650            1,751,541
                        NYS Medcare (Brookdale Hospital)              6.375           08/15/34           4,000            4,228,680
                        NYS Medcare (Brookdale Hospital)              6.850           02/15/17           4,600            4,898,310
                        NYS Medcare (Central Suffolk)                 6.125           11/01/16           3,310            3,265,613
                        NYS Medcare (Downtown Hospital)               6.800           02/15/20           2,240            2,376,282
                        NYS Medcare (H&N)                             6.200           02/15/23              95               98,323
                        NYS Medcare (H&N)                             6.375           08/15/33           1,000            1,068,340
                        NYS Medcare (H&N)                             6.500           02/15/34           2,250            2,405,633
                        NYS Medcare (H&N)                             6.600           02/15/31             250              267,748
                        NYS Medcare (H&N)                             6.650           08/15/32           9,020            9,631,646
                        NYS Medcare (H&N)                             7.250           02/15/12              25               26,377
                        NYS Medcare (H&N)                             7.400           11/01/16           5,025            5,137,962
                        NYS Medcare (H&N)                             7.700           02/15/18              45               48,711
                        NYS Medcare (H&N)                             7.900           02/15/08               5                5,546
                        NYS Medcare (H&N)                             8.000           02/15/97(p)            5                5,417
                        NYS Medcare (H&N)                             9.000           02/15/26           2,120            2,170,498
                        NYS Medcare (H&N)                             9.375           11/01/16           5,075            5,349,152
                        NYS Medcare (H&N)                            10.000           11/01/06           4,100            4,323,573
                        NYS Medcare (Insured Mtg. Nursing)            9.500           01/15/24           1,040            1,055,714
                        NYS Medcare (Insured Mtg.)                    6.450           08/15/34           4,000            4,267,560
                        NYS Medcare (Kingston Hospital)               8.875           11/15/17           7,220            7,394,363
                        NYS Medcare (Mental Health)                   0.000           08/15/18             130               24,514
                        NYS Medcare (Mental Health)                   6.500           02/15/19             190              201,362
                        NYS Medcare (Mental Health)                   7.500           02/15/21             810              907,435
                        NYS Medcare (Mental Health)                   7.625           08/15/17             810              919,180
                        NYS Medcare (Mental Health)                   7.750           08/15/01(p)          240              283,044
                        NYS Medcare (Mental Health)                   7.750           08/15/11              95              107,716
                        NYS Medcare (Mental Health)                   7.875           08/15/15             705              775,930
                        NYS Medcare (Nyack)                           8.200           11/01/04           3,000            3,272,910
                        NYS Medcare (Nyack)                           8.300           11/01/13           2,835            3,110,505
                        NYS Medcare (N. General)                      7.150           02/15/01              10               10,640
                        NYS Medcare (N. General)                      7.350           08/15/09           4,600            4,916,112
                        NYS Medcare (N. General)                      7.400           02/15/19           1,935            2,054,486
                        NYS Medcare (N. General)                     10.250           01/01/24           1,485            1,535,490
                        NYS Medcare (Richmond)                        9.125           02/15/25             425              435,153
                        NYS Medcare (St. Luke) IVRC                   5.866(f)        02/15/29          22,000           21,670,000
                        NYS Medcare (St. Luke) RITES                  5.089(f)        02/15/29           5,750            5,563,125
                        NYS Medcare (St. Luke) RITES                  5.089(f)        02/15/29           8,400            8,127,000
                        NYS Medcare (St. Luke) RITES                  5.327(f)        02/15/29          12,500           12,093,750
                        NYS Medcare (Vassar Brothers)                 8.250           11/01/13           4,590            4,896,291
                        NYS Medcare (Wychoff)                         7.350           08/15/11              50               55,927
                        NYS Medcare (Wychoff)                         7.400           08/15/21           5,240            5,678,955
                        Oneida Healthcare Corp.                       7.100           08/01/11              10               11,541
                        Onondaga IDA (CGH)                            6.625           01/01/18           3,650            3,735,593
                        Onondaga IDA (Crouse Irving Hospital)         7.800           01/01/03             220              244,244
                        Puerto Rico ITEME (Ryder Hospital)            6.400           05/01/09           1,045            1,102,287
                        Puerto Rico ITEME (Ryder Hospital)            6.700           05/01/24           5,250            5,476,118
                        Rensselaer Municipal Leasing Corp.            6.900           06/01/24          15,000           15,831,600
                        Syracuse IDA (St. Joseph's Hospital)          7.500           06/01/18           3,770            4,035,860
                        Tompkins Health Care                          5.875           02/01/33           2,800            2,809,996
                        Tompkins Health Care                         10.800           02/01/28              25               31,618
                        UFA Devel. Corp. (Loretta Utica)              5.950           07/01/35           4,870            4,936,427
                        Valley Health Devel.                         11.300           02/01/23             105              135,433
                        Valley Health Devel.                          7.850           08/01/35              20               22,545
                        Westchester IDA (Beth Abraham Hospital)       8.375           12/01/25           1,870            1,942,463

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Yonkers IDA (St. Joseph's Hospital)           7.500%          12/30/03     $     1,345      $     1,400,199
                        Yonkers IDA (St. Joseph's Hospital)           8.500           12/30/13           3,270            3,405,967
------------------------------------------------------------------------------------------------------------------------------------
Municipal Tax           Lowville GO                                   7.200           09/15/12             100              121,069
Obligations             Lowville GO                                   7.200           09/15/13             100              121,839
11.6%                   Lowville GO                                   7.200           09/15/07              75               87,415
$248,900,859            Lowville GO                                   7.200           09/15/14             100              122,570
                        Lowville GO                                   7.200           09/15/05             100              115,625
                        Newburgh GO                                   7.100           09/15/08             185              203,951
                        Newburgh GO                                   7.100           09/15/07             185              204,262
                        Newburgh GO                                   7.150           09/15/09             180              197,791
                        Newburgh GO                                   7.150           09/15/10             150              164,201
                        Newburgh GO                                   7.200           09/15/12             155              169,381
                        Newburgh GO                                   7.200           09/15/11             155              169,641
                        Newburgh GO                                   7.250           09/15/13             160              175,205
                        Newburgh GO                                   7.250           09/15/14             155              169,474
                        NYC GO                                        0.000           05/15/14           1,690            1,115,130
                        NYC GO                                        0.000           08/01/14             500              318,240
                        NYC GO                                        0.000           05/15/12             200               76,864
                        NYC GO                                        0.000           08/15/16              70               53,565
                        NYC GO                                        0.000           10/15/15           1,000              601,100
                        NYC GO                                        0.000           05/15/11             270              111,661
                        NYC GO                                        0.000           11/15/11           4,990            1,970,002
                        NYC GO                                        5.750           02/01/20             250              244,098
                        NYC GO                                        6.125           02/01/25          12,500           12,530,875
                        NYC GO                                        6.500           08/01/14             500              519,570
                        NYC GO                                        6.600           02/15/10           2,000            2,108,580
                        NYC GO                                        6.625           02/15/25           8,030            8,450,933
                        NYC GO                                        6.625           08/01/25           2,000            2,112,580
                        NYC GO                                        7.000           02/01/15              30               30,336
                        NYC GO                                        7.000           02/01/22           4,600            4,968,736
                        NYC GO                                        7.000           02/01/10              25               26,234
                        NYC GO                                        7.000           02/01/20             650              702,104
                        NYC GO                                        7.000           10/01/12             625              678,750
                        NYC GO                                        7.100           02/01/11           1,765            1,916,419
                        NYC GO                                        7.100           02/01/09           1,000            1,087,410
                        NYC GO                                        7.100           02/01/10           4,000            4,343,160
                        NYC GO                                        7.200           02/01/15           2,800            3,051,468
                        NYC GO                                        7.200           02/01/14           4,000            4,370,040
                        NYC GO                                        7.250           08/15/24          13,820           15,014,048
                        NYC GO                                        7.400           02/01/02             330              364,561
                        NYC GO                                        7.500           02/01/03           2,000            2,238,140
                        NYC GO                                        7.500           02/01/18           1,500            1,674,885
                        NYC GO                                        7.500           08/01/21           1,000            1,123,550
                        NYC GO                                        7.500           08/01/20           7,500            8,426,625
                        NYC GO                                        7.500           02/01/16           3,000            3,349,770
                        NYC GO                                        7.500           08/01/19           1,865            2,095,421
                        NYC GO                                        7.500           08/15/20           6,180            7,088,027
                        NYC GO                                        7.625           02/01/13           3,845            4,352,117
                        NYC GO                                        7.625           02/01/14             270              303,955
                        NYC GO                                        7.750           08/15/13           1,000            1,132,350
                        NYC GO                                        7.750           08/15/12           1,000            1,132,350
                        NYC GO                                        7.750           08/15/17           2,050            2,321,318
                        NYC GO                                        7.750           02/01/10           1,500            1,702,455
                        NYC GO                                        7.750           02/01/13           6,000            6,809,820
                        NYC GO                                        8.000           08/15/20              10               11,470
                        NYC GO                                        8.000           08/15/01(p)          245              294,397
                        NYC GO                                        8.000           08/01/18              45               51,582
                        NYC GO                                        8.000           08/15/01(p)        1,390            1,670,252
                        NYC GO                                        8.000           08/15/21               5                5,735

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYC GO                                        8.250%          08/01/01(p)  $     1,590      $     1,924,854
                        NYC GO                                        8.250           11/15/18             240              280,169
                        NYC GO                                        8.250           11/15/15              80               93,168
                        NYC GO                                        8.250           08/01/12              40               46,331
                        NYC GO                                        8.250           11/15/01(p)        2,760            3,372,334
                        NYC GO                                        8.250           11/15/01(p)          920            1,124,111
                        NYC GO                                        8.250           08/01/14              35               40,539
                        NYC GO                                        8.250           08/01/13              30               34,748
                        NYC GO                                        8.250           11/15/20              20               23,292
                        NYC GO                                        8.250           08/01/01(p)        1,420            1,717,476
                        NYC GO CARS                                   7.520(f)        08/12/10          16,387           18,066,668
                        NYC GO CARS                                   7.520(f)        09/01/11           8,387            9,194,249
                        NYC GO RIBS                                   6.775(f)        08/01/10           4,200            4,058,250
                        NYC GO RIBS                                   6.775(f)        08/01/09           6,200            5,998,500
                        NYC GO RIBS                                   6.873(f)        08/22/13           5,400            5,197,500
                        NYC GO RIBS                                   6.873(f)        08/01/15           3,050            2,928,000
                        NYC GO RIBS                                   7.510(f)        08/08/13          13,150           13,297,938
                        NYC GO RITES                                  5.730(f)        10/01/11          15,000           16,151,400
                        Puerto Rico GO RITES                          4.412(f)        07/01/22           1,600            1,718,000
                        Puerto Rico GO YCN                            7.382(f)        07/01/20          11,750           12,381,563
                        Puerto Rico GO YCN                            7.468(f)        07/01/15           1,000            1,062,500
                        Suffolk GO                                    6.375           11/01/16             725              750,658
                        Suffolk GO (Sewer)                            6.750           08/01/10              15               15,300
                        V. I. Public Finance Auth.                    7.125           10/01/04           1,135            1,229,194
                        V. I. Public Finance Auth.                    7.250           10/01/18          28,725           31,218,905
                        V. I. Public Finance Auth.                    7.375           10/01/10           1,735            1,945,820
                        V. I. (GO/HUGO)                               7.750           10/01/06             415              456,288
------------------------------------------------------------------------------------------------------------------------------------
 Resource               Babylon IDA (Res Rec)                         8.875(d)        03/01/11           1,395              627,750
 Recovery,              Dutchess Res Rec (Solid Waste)                6.800           01/01/10           1,700            1,791,137
 Pollution Control      Dutchess Res Rec (Solid Waste)                7.000           01/01/10           1,805            1,874,511
 Revenue                Franklin SWMA                                 6.125           06/01/09           2,150            2,198,483
 9.9%                   Franklin SWMA                                 6.250           06/01/15           3,255            3,247,546
 $212,766,534           Hemstead IDA (Resco)                          7.400           12/01/10           4,110            4,281,058
                        Islip Res Rec                                 6.250           07/01/06           2,725            3,042,081
                        Islip Res Rec                                 6.500           07/01/09           2,000            2,258,740
                        NYS Environ. (Huntington)                     7.500           10/01/12          58,860           62,744,760
                        Onondaga Res Rec                              6.875           05/01/06          27,850           28,855,107
                        Onondaga Res Rec                              7.000           05/01/15          68,640           71,194,094
                        Peekskill IDA (Karta)                         9.000           07/01/10           2,024            2,130,549
                        Ulster County Res Rec                         6.000           03/01/14           1,250            1,251,625
                        Warren/Washington IDA (Res Rec)               8.000           12/15/12           8,730            9,045,764
                        Warren/Washington IDA (Res Rec)               8.200           12/15/10           8,965            9,354,260
                        Warren/Washington IDA (Res Rec)               8.200           12/15/10           8,500            8,869,070
------------------------------------------------------------------------------------------------------------------------------------
Electric and            American Samoa Power Auth.                    6.800           09/01/00             400              424,100
Gas Utilities           American Samoa Power Auth.                    6.850           09/01/01             400              425,808
8.2%                    American Samoa Power Auth.                    6.900           09/01/02             400              427,388
$174,808,561            American Samoa Power Auth.                    6.950           09/01/03             500              535,595
                        American Samoa Power Auth.                    7.000           09/01/04             500              537,215
                        American Samoa Power Auth.                    7.100           09/01/01             800              860,560
                        American Samoa Power Auth.                    7.200           09/01/02             800              867,128
                        Guam Power Auth.                              6.750           10/01/24           4,780            5,101,551
                        NYS ERDA (Brooklyn Union Gas)                 9.000           05/15/15             175              179,212
                        NYS ERDA (Brooklyn Union Gas)                 7.125           12/01/20             100              104,093
                        NYS ERDA (Brooklyn Union Gas)                 8.750           07/01/15             360              368,590
                        NYS ERDA (Brooklyn Union Gas) RIBS            6.951(f)        07/08/26           3,000            3,041,250
                        NYS ERDA (Brooklyn Union Gas) RIBS            8.295(f)        04/01/20           7,000            7,971,250
                        NYS ERDA (Brooklyn Union Gas) RIBS            9.481(f)        07/01/26          10,300           12,797,750
                        NYS ERDA (Con Ed)                             6.000           03/15/28           1,920            1,990,560
                        NYS ERDA (Con Ed)                             7.125           03/15/22             245              256,405

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS ERDA (Con Ed)                             7.250%          11/01/24     $     8,485      $     9,083,023
                        NYS ERDA (Con Ed)                             7.375           07/01/24          20,500           21,969,440
                        NYS ERDA (Con Ed)                             7.500           11/15/21             760              792,558
                        NYS ERDA (Con Ed)                             7.500           07/01/25              25               27,332
                        NYS ERDA (Con Ed)                             7.750           01/01/24           4,000            4,286,360
                        NYS ERDA (LILCO)                              6.900           08/01/22           5,440            5,533,731
                        NYS ERDA (LILCO)                              7.150           12/01/20           7,000            7,205,660
                        NYS ERDA (LILCO)                              7.150           02/01/22          15,920           16,387,730
                        NYS ERDA (LILCO)                              7.150           02/01/22           2,000            2,058,760
                        NYS ERDA (LILCO)                              7.150           09/01/19          15,000           15,440,700
                        NYS ERDA (LILCO)                              7.150           06/01/20           5,000            5,146,900
                        NYS ERDA (LILCO)                              7.150           09/01/19          17,540           18,055,325
                        NYS ERDA (Niagara Power)                      8.875           11/01/25          11,950           12,261,656
                        NYS ERDA (RG&E)                               8.375           12/01/28              95              103,949
                        Puerto Rico Electric                          6.000           07/01/14              60               58,800
                        Puerto Rico Electric LEVRRS                   7.926(f)        07/01/23          12,800           13,472,000
                        V. I. Water & Power Auth.                     7.400           07/01/11           6,465            7,036,183
------------------------------------------------------------------------------------------------------------------------------------
NonProfit,              Albany IDA (Albany Rehab.)                    8.375           06/01/23           1,045            1,111,023
Other                   Batavia Hsg. Auth. (Trocaire Place)           8.750           04/01/25           3,850            4,113,956
8.0%                    Beacon IDA (Craig House)                      9.000           07/01/11             225              230,063
$171,476,268            Bethany Retirement Home                       7.450           02/01/24           1,000            1,112,820
                        Brookhaven IDA (Interdisciplinary School)     8.500           12/01/04             640              693,139
                        Brookhaven IDA (Interdisciplinary School)     9.500           12/01/19           3,220            3,591,266
                        Columbia IDA (ARC)                            7.750           06/01/05             820              886,518
                        Columbia IDA (ARC)                            8.650           06/01/18           2,610            2,789,072
                        Columbia IDA (Berkshire Farms)                6.900           12/15/04             830              882,888
                        Columbia IDA (Berkshire Farms)                7.500           12/15/14           1,855            2,025,308
                        Geneva IDA (FLCP)                             8.250           11/01/04             835              912,605
                        Islip IDA (Leeway School)                     9.000           08/01/21             980            1,054,343
                        Middleton IDA (Southwinds)                    8.375           03/01/18           3,740            3,785,703
                        Monroe IDA (Al Sigl Center)                   7.250           12/15/15           1,590            1,623,660
                        Monroe IDA (DePaul CF)                        6.450           02/01/14             880              942,260
                        Monroe IDA (DePaul CF)                        6.500           02/01/24           1,285            1,367,497
                        Monroe IDA (DePaul Properties)                8.300           09/01/02             530              576,285
                        Monroe IDA (DePaul Properties)                8.800           09/01/21           4,605            4,932,922
                        Montgomery IDA (New Dimension)                8.900           05/01/16           1,130            1,238,695
                        Nassau IDA (ACLDD)                            8.125           10/01/22           2,725            2,831,302
                        NYC IDA (BHMS)                                8.400           09/01/02             260              269,586
                        NYC IDA (BHMS)                                8.900           09/01/11             660              708,220
                        NYC IDA (BHMS)                                9.200           09/01/21           1,690            1,850,584
                        NYC IDA (Blood Bank)                          7.200           05/01/04(p)          500              580,505
                        NYC IDA (Blood Center)                        7.250           05/01/04(p)        3,000            3,538,380
                        NYC IDA (Eden II)                             7.750           06/01/04             490              517,572
                        NYC IDA (Eden II)                             8.750           06/01/19           2,505            2,707,128
                        NYC IDA (EPG)                                 7.500           07/30/03          10,355           11,449,006
                        NYC IDA (Fund for NYC Project)                7.625           07/01/10           1,000            1,074,950
                        NYC IDA (Graphic Artists)                     8.250           12/30/23           1,295            1,370,628
                        NYC IDA (Hebrew Academy)                     10.000           03/01/21           2,335            2,679,623
                        NYC IDA (JBFS)                                6.750           12/15/12           6,040            6,307,753
                        NYC IDA (Lighthouse)                          6.500           07/01/22           1,000            1,047,160
                        NYC IDA (NY Hostel Co.)                       6.750           01/01/04           1,300            1,320,033
                        NYC IDA (NY Hostel Co.)                       7.600           01/01/17           4,400            4,501,992
                        NYC IDA (OHEL)                                8.250           03/15/23           3,435            3,557,355
                        NYC IDA (PRFFP)                               7.000           10/01/16             815              878,480
                        NYC IDA (Psycho Therapy)                      9.625           04/01/10             780              866,026
                        NYC IDA (St. Christoper Ottilie)              7.500           07/01/21           4,100            4,383,966
                        NYC IDA (Summit School)                       7.250           12/01/04             205              211,689
                        NYC IDA (Summit School)                       8.250           12/01/24           1,485            1,547,830
                        NYC IDA (UN School)                           6.350           12/01/15             500              501,325

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Orange IDA (Glen Arden)                       8.250%          01/01/02     $    18,025      $    18,781,149
                        Orange IDA (Glen Arden)                       8.875           01/01/25          23,985           26,116,067
                        Orange IDA (Mental)                           7.800           07/01/11             495              555,103
                        Saratoga IDA (ARC)                            8.400           03/01/13           1,395            1,460,021
                        Schenectady IDA (ASSC)                        6.400           05/01/14             500              512,870
                        Schenectady IDA (ASSC)                        6.450           05/01/24           2,655            2,733,429
                        Suffolk IDA (Devel. Disabilities)             7.375           03/01/03           1,145            1,180,415
                        Suffolk IDA (Devel. Disabilities)             8.750           03/01/23           9,675           10,410,203
                        Tompkins IDA (Kendall at Ithaca)              7.625           06/01/09             925              933,334
                        Tompkins IDA (Kendall at Ithaca)              7.875           06/01/15           2,790            2,874,704
                        Tompkins IDA (Kendall at Ithaca)              7.875           06/01/24           5,465            5,545,991
                        Wayne IDA (ARC)                               7.250           03/01/03             575              596,005
                        Wayne IDA (ARC)                               8.375           03/01/18           2,925            3,052,676
                        Westchester IDA (Clearview School)            9.375           01/01/21           1,530            1,690,053
                        Westchester IDA (JBFS)                        6.750           12/15/12           2,220            2,316,859
                        Yonkers IDA (Westchester)                     7.375           12/30/03             475              495,805
                        Yonkers IDA (Westchester)                     8.750           12/30/23           3,375            3,650,468
------------------------------------------------------------------------------------------------------------------------------------
Transportation          Albany IDA (Port of Albany)                   7.250           02/01/24           1,395            1,504,856
7.6%                    Guam Airport                                  6.600           10/01/10           3,675            3,831,482
$161,940,052            Guam Airport                                  6.700           10/01/23          55,730           57,925,762
                        MTA YCR                                       6.675(f)        07/01/13           9,400            9,435,250
                        MTA YCR                                       6.675(f)        07/01/22           3,000            2,955,000
                        MTA (Transit) IVRC                            5.589(f)        07/01/11          10,000           10,287,500
                        NYC IDA (Amer. Airlines)                      6.900           08/01/24          14,185           15,462,076
                        NYC IDA (Amer. Airlines)                      7.750           07/01/19           1,795            1,939,103
                        NYC IDA (Amer. Airlines)                      8.000           07/01/20           7,110            7,729,423
                        NYC IDA (TOGA)                                6.000           01/01/19           4,500            4,528,575
                        NYC IDA (TOGA)                                6.125           01/01/24           5,000            5,070,900
                        NYS Thruway                                   0.000           01/01/03           1,000              682,860
                        NYS Thruway                                   0.000           01/01/04           2,000            1,283,300
                        NYS Thruway                                   0.000           01/01/05             260              157,490
                        Port Auth. NY/NJ                              7.000           09/01/24              25               25,625
                        Port Auth. NY/NJ                              0.000(c)        12/01/14              25               23,298
                        Port Auth. NY/NJ                              7.875           03/01/24           2,025            2,090,246
                        Port Auth. NY/NJ (US Air)                     9.000           12/01/10             475              537,458
                        Port Auth. NY/NJ (US Air)                     9.000           12/01/06           7,005            7,913,408
                        Port Auth. NY/NJ (US Air)                     9.125           12/01/15          22,310           25,350,184
                        Port Auth. NY/NJ, 76th Series                 6.500           11/01/26              60               61,603
                        Puerto Rico IME (Amer. Airlines)              8.750           12/01/25           1,265            1,306,113
                        Puerto Rico Port Auth.                        7.300           07/01/07              30               30,600
                        V. I. Port Auth. (CEK Airport)                8.100           10/01/05           1,670            1,807,942
------------------------------------------------------------------------------------------------------------------------------------
Government and          Albany IDA (Upper Hudson Library)             8.750           05/01/22             955            1,049,421
Public Facilities       Albany IDA (Upper Hudson Library)             8.750           05/01/07             240              253,550
6.6%                    Albany Parking Auth.                          0.000           11/01/17           1,770              530,965
$140,700,760            Babylon IDA (WWH Ambulance)                   7.375           09/15/08           1,330            1,450,365
                        Carnegie Redevelopment Corp.                  7.000           09/01/21             500              528,580
                        Clifton Park COP (Clifton Commons)            8.500           08/01/08              15               15,600
                        Monroe COP                                    8.050           01/01/11             500              551,875
                        NYS COP (BOCES)                               7.875           10/01/00           1,120            1,195,141
                        NYS COP (Hanson Redevelopment)                8.250           11/01/01             250              271,183
                        NYS COP (John Jay College)                    7.250           08/15/07              70               72,951
                        NYS Dorm (Suffolk-Judicial)                   9.500           04/15/14          31,550           36,815,695
                        NYS UDC                                       0.000           01/01/11          97,960           42,087,534
                        NYS UDC                                       0.000           01/01/11              80               36,438
                        NYS UDC                                       0.000           01/01/03              15               10,243
                        NYS UDC                                       0.000           01/01/09           1,250              581,625
                        NYS UDC                                       0.000           01/01/10           1,250              583,838
                        NYS UDC                                       0.000           01/01/08             900              469,737
                        NYS UDC                                       0.000           01/01/10          33,590           15,582,401

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS UDC                                       7.000%          05/01/14     $       545      $       557,050
                        NYS UDC                                       7.500           01/01/01(p)        4,000            4,663,200
                        NYS UDC                                       7.500           07/01/00(p)       10,725           12,500,095
                        NYS UDC                                       7.500           04/01/01(p)          305              355,481
                        NYS UDC                                       7.750           01/01/01(p)          385              443,123
                        NYS UDC                                       9.375           09/01/99             555              562,881
                        Schroon Lake Fire District                    7.250           03/01/09             606              633,785
                        Troy IDA (City of Troy)                       8.000           03/15/12           3,250            3,506,198
                        Troy IDA (City of Troy)                       8.000           03/15/22          13,250           14,371,878
                        Vigilant EHL (Thomatson)                      7.500           11/01/12             950            1,019,930
------------------------------------------------------------------------------------------------------------------------------------
Housing,                NYS (SONYMA) Mortgage, 1st Series             0.000           10/01/98              95               75,390
Single Family           NYS (SONYMA) Mortgage, 1st Series             0.000           10/01/14              40                7,107
6.3%                    NYS (SONYMA) Mortgage, 2nd Series             0.000           10/01/14          13,260            2,280,587
$134,138,407            NYS (SONYMA) Mortgage, 5th Series             0.000           10/01/99              90               64,431
                        NYS (SONYMA) Mortgage, 5th Series             0.000           04/01/00              25               17,015
                        NYS (SONYMA) Mortgage, 5th Series             0.000           04/01/99              80               59,878
                        NYS (SONYMA) Mortgage, 5th Series             9.625           10/01/05              15               15,435
                        NYS (SONYMA) Mortgage, 5th Series             9.750           10/01/10             160              164,000
                        NYS (SONYMA) Mortgage, 6th Series             0.000(c)        04/01/10           2,575            2,509,569
                        NYS (SONYMA) Mortgage, 7th Series             0.000(c)        10/01/14           1,915            1,616,509
                        NYS (SONYMA) Mortgage, 8th Series A           6.875           04/01/17             115              118,421
                        NYS (SONYMA) Mortgage, 8th Series C           8.300           10/01/06              35               36,620
                        NYS (SONYMA) Mortgage, 8th Series C           8.400           10/01/17             170              178,145
                        NYS (SONYMA) Mortgage, 8th Series D           8.200           10/01/06             100              104,725
                        NYS (SONYMA) Mortgage, 8th Series E           8.100           10/01/17              80               83,760
                        NYS (SONYMA) Mortgage, 8th Series F           8.000           10/01/17              70               73,254
                        NYS (SONYMA) Mortgage, 9th Series A           7.300           04/01/17             185              191,198
                        NYS (SONYMA) Mortgage, 9th Series B           8.300           10/01/17              25               26,123
                        NYS (SONYMA) Mortgage, 9th Series E           8.375           04/01/18              20               20,989
                        NYS (SONYMA) Mortgage, Series 12              0.000(c)        04/01/17             680              608,348
                        NYS (SONYMA) Mortgage, Series 27              6.450           04/01/04              25               27,530
                        NYS (SONYMA) Mortgage, Series 28              7.050           10/01/23           8,615            9,172,994
                        NYS (SONYMA) Mortgage, Series 30-A            4.375           10/01/23              15               12,000
                        NYS (SONYMA) Mortgage, Series 30-B            6.650           10/01/25          14,005           14,598,392
                        NYS (SONYMA) Mortgage, Series 36-A            6.625           04/01/25          11,500           12,014,625
                        NYS (SONYMA) Mortgage, Series 38 RITES        5.766(f)        04/01/25          14,020           14,230,300
                        NYS (SONYMA) Mortgage, Series 40-A            6.700           04/01/25           6,435            6,759,581
                        NYS (SONYMA) Mortgage, Series 40-B            6.600           04/01/25           5,720            5,981,175
                        NYS (SONYMA) Mortgage, Series 42              6.650           04/01/26          13,600           14,244,096
                        NYS (SONYMA) Mortgage, Series 44              7.500           04/01/26          12,000           12,708,000
                        NYS (SONYMA) Mortgage, Series 46              6.650           10/01/25           3,750            3,915,638
                        NYS (SONYMA) Mortgage, Series 50              6.625           04/01/25           7,550            7,877,293
                        NYS (SONYMA) Mortgage, Series 52              6.100           04/01/26           2,000            2,014,040
                        NYS (SONYMA) Mortgage, Series BB-2            7.950           10/01/15             150              158,364
                        NYS (SONYMA) Mortgage, Series EE-1            8.000           10/01/10              45               47,326
                        NYS (SONYMA) Mortgage, Series EE-2            7.450           10/01/10             100              104,082
                        NYS (SONYMA) Mortgage, Series EE-2            7.500           04/01/16              40               42,835
                        NYS (SONYMA) Mortgage, Series EE-3            7.700           10/01/10             275              295,449
                        NYS (SONYMA) Mortgage, Series EE-3            7.750           04/01/16              15               15,760
                        NYS (SONYMA) Mortgage, Series EE-4            7.750           10/01/10              95              100,304
                        NYS (SONYMA) Mortgage, Series GG              7.600           10/01/18              20               20,600
                        NYS (SONYMA) Mortgage, Series GG              8.125           10/01/17             295              310,322
                        NYS (SONYMA) Mortgage, Series GG              8.125           04/01/20             130              135,520
                        NYS (SONYMA) Mortgage, Series HH-2            7.600           10/01/21              35               35,875
                        NYS (SONYMA) Mortgage, Series HH-2            7.700           10/01/09             430              453,500
                        NYS (SONYMA) Mortgage, Series HH-2            7.850           04/01/22              40               42,218
                        NYS (SONYMA) Mortgage, Series HH-3            7.600           10/01/21             245              255,351
                        NYS (SONYMA) Mortgage, Series HH-3            7.875           10/01/09             295              319,069
                        NYS (SONYMA) Mortgage, Series HH-3            7.950           04/01/22             490              520,429

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS (SONYMA) Mortgage, Series HH-4            7.700%          10/01/21     $        40      $        42,153
                        NYS (SONYMA) Mortgage, Series HH-4            8.050           04/01/22              65               69,002
                        NYS (SONYMA) Mortgage, Series II              0.000           10/01/07             100               42,067
                        NYS (SONYMA) Mortgage, Series II              0.000           04/01/20           1,285              189,512
                        NYS (SONYMA) Mortgage, Series II              0.000           10/01/08             120               48,647
                        NYS (SONYMA) Mortgage, Series II              0.000           04/01/05             100               53,513
                        NYS (SONYMA) Mortgage, Series II              0.000           04/01/08             170               67,920
                        NYS (SONYMA) Mortgage, Series II              0.000           10/01/09             180               67,518
                        NYS (SONYMA) Mortgage, Series II              0.000           01/01/06              90               44,641
                        NYS (SONYMA) Mortgage, Series JJ              7.500           10/01/17             375              401,190
                        NYS (SONYMA) Mortgage, Series KK              7.625           04/01/19             160              167,757
                        NYS (SONYMA) Mortgage, Series KK              7.800           10/01/20             230              242,077
                        NYS (SONYMA) Mortgage, Series MM-1            7.500           04/01/13              75               78,437
                        NYS (SONYMA) Mortgage, Series MM-1            7.750           10/01/05              25               29,012
                        NYS (SONYMA) Mortgage, Series MM-2            7.700           04/01/05             100              113,182
                        NYS (SONYMA) Mortgage, Series NN              7.550           10/01/17              60               62,969
                        NYS (SONYMA) Mortgage, Series RR              7.700           10/01/10              90               94,844
                        NYS (SONYMA) Mortgage, Series RR              7.750           10/01/17              80               84,299
                        NYS (SONYMA) Mortgage, Series SS              7.500           10/01/19             380              392,274
                        NYS (SONYMA) Mortgage, Series TT              6.950           10/01/02               5                5,619
                        NYS (SONYMA) Mortgage, Series UU              7.150           10/01/22             135              137,970
                        NYS (SONYMA) Mortgage, Series UU              7.750           10/01/23           1,365            1,456,660
                        NYS (SONYMA) Mortgage, Series VV              0.000           10/01/23         115,222           14,278,310
                        NYS (SONYMA) Mortgage, Series VV              7.375           10/01/11             195              208,531
                        Puerto Rico HFA                               0.000           08/01/26           8,690            1,062,961
                        Puerto Rico HFA                               7.650           10/15/22              30               33,173
------------------------------------------------------------------------------------------------------------------------------------
Water and               Erie County Water Revenue 4th Series          0.000           12/01/17          12,590            2,629,925
Telephone Utilities     Montgomery IDA (Amsterdam)                    7.250           01/15/19           5,860            6,140,108
4.5%                    NYC Municipal Water Finance Auth. IVRC        6.476(f)        06/15/17          30,000           32,587,500
$96,245,721             NYS Environ. (Consolidated Water)             7.150           11/01/14           1,840            1,986,832
                        NYS Environ. (Jamaica Water)                 11.000           08/01/03           1,970            2,068,500
                        NYS Environ. (L.I. Water)                    10.000           10/01/17             500              552,855
                        NYS Environ. (NYS Water Services)             8.375           01/15/20           7,500            8,400,375
                        Puerto Rico Telephone Auth. RIBS              6.434(f)        01/01/15          16,550           16,591,375
                        Puerto Rico Telephone Auth. RIBS              7.478(f)        01/01/20          10,000           10,525,000
                        St. Lawrence County (Solid Waste)             8.250           01/01/02              10               10,875
                        St. Lawrence County (Solid Waste)             8.875           01/01/08             100              109,139
                        Suffolk IDA (Ocean Park Water )               7.500           11/01/22             715              781,059
                        V.I. Water & Power Auth.                      7.600           01/01/12           6,850            7,586,992
                        V.I. Water & Power Auth.                      8.500           01/01/10           5,700            6,275,187
------------------------------------------------------------------------------------------------------------------------------------
NonProfit,              Allegany IDA (Alfred University)              7.500           09/01/11          10,070           11,052,429
Higher Education        Brookhaven IDA (Dowling College)              6.750           03/01/23           6,965            7,328,643
3.1%                    Cattaraugus IDA (St. Bonaventure)             8.300           12/01/10           9,155           10,273,009
$66,487,059             Dutchess IDA (Bard College)                   7.000           11/01/17           3,500            3,785,145
                        Erie IDA (Medaille College)                   8.000           12/30/22           3,230            3,552,839
                        Monroe IDA (Roberts Wesleyan)                 6.700           09/01/11           2,625            2,705,063
                        New Rochelle IDA (CNR)                        6.750           07/01/22           3,000            3,218,490
                        NYC IDA (MMC)                                 7.000           07/01/23           3,700            3,889,847
                        NYS Dorm (City University)                    7.875           07/01/00(p)          425              497,662
                        NYS Dorm (State University)                   0.000           05/15/07              50               27,089
                        NYS Dorm (State University)                   7.000           05/15/16             165              179,871
                        Puerto Rico ITEME (Polytech University)       5.700           08/01/13               5                4,750
                        Rockland IDA (DC)                             8.000           03/01/13           2,090            2,294,841
                        Suffolk IDA (Dowling College)                 6.625           06/01/24           2,000            2,128,400
                        Suffolk IDA (Dowling College)                 8.250           12/01/20             980            1,106,155
                        University of V. I.                           7.250           10/01/04           1,205            1,257,646
                        University of V. I.                           7.700           10/01/19           3,570            3,965,128
                        University of V. I.                           7.750           10/01/24           5,175            5,746,424
                        Yates IDA (Keuka College)                     8.750           08/01/15           2,000            2,252,080

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Yates IDA (Keuka College)                     9.000%          08/01/11     $     1,095      $     1,221,549
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing,          Brookhaven IDA (Farber)                       6.563(e)        12/01/02             870              870,000
Durable Goods           Brookhaven IDA (Farber)                       6.563(e)        12/01/04             490              490,000
3.0%                    Brookhaven IDA (Modular Devices)              7.375           11/01/96             235              238,772
$65,253,567             Broome IDA (Simulator)                        8.250           01/01/02             895              961,543
                        Cattaraugus IDA (Cherry Creek)                9.800           09/01/10           2,045            2,264,285
                        Chautauqua IDA (Dunkirk Glass)               11.500           12/01/10           7,900            8,199,726
                        City of Port Jervis (Future Home Tech.)      10.000           11/01/08             750              754,943
                        Cortland IDA (Paul Bunyon Products)           8.000           07/01/00             140              152,659
                        Erie IDA (Great Lakes Orthodontic)           12.099           05/01/00             149              167,432
                        Monroe IDA (Brazill Merk)                     7.900           12/15/14           3,080            3,356,615
                        Monroe IDA (Melles Griot)                     9.500           12/01/09           1,620            1,743,541
                        Montgomery IDA (Breton Industries)            8.150           04/01/10             590              647,749
                        Nassau IDA (RJS Scientific)                   8.050           12/01/05             355              381,593
                        Nassau IDA (RJS Scientific)                   9.050           12/01/25           2,700            2,961,009
                        Nassau IDA (Structural Industries)            7.750           02/01/12             500              533,505
                        NYC IDA (Display Creations)                   9.250           06/01/97(b)        2,100            2,161,194
                        NYC IDA (HiTech Res Rec)                      8.750           08/01/00             400              426,388
                        NYC IDA (HiTech Res Rec)                      9.250           08/01/08             695              754,965
                        NYC IDA (House of Spices)                     9.000           10/15/01             565              623,817
                        NYC IDA (House of Spices)                     9.250           10/15/11           2,140            2,347,773
                        NYC IDA (Koenig Iron Works)                   8.375           12/01/25           1,675            1,697,345
                        NYC IDA (Nekboh)                              9.625           05/01/11           6,135            6,262,547
                        NYC IDA (Penguin Air Conditioning)           12.222           12/01/99             222              234,597
                        NYC IDA (Pop Display)                         6.750           12/15/04           1,260            1,289,673
                        NYC IDA (Pop Display)                         7.900           12/15/14           2,645            2,804,758
                        NYC IDA (Priority Mailers)                    9.000           03/01/10           1,855            2,019,353
                        NYC IDA (Sequins International)               8.500           04/30/00             485              516,283
                        NYC IDA (Sequins International)               8.950           01/30/16           4,555            5,122,781
                        NYC IDA (Ultimate Display)                    8.750           10/15/00             365              395,302
                        NYC IDA (Ultimate Display)                    9.000           10/15/11           1,910            2,073,133
                        Onondaga IDA (Coltec)                         7.250           06/01/08             525              530,250
                        Onondaga IDA (Coltec)                         9.875           10/01/10             710              736,625
                        Onondaga IDA (Gear Motion)                    8.400           12/15/01             730              756,076
                        Onondaga IDA (Gear Motion)                    8.900           12/15/11           1,760            1,881,774
                        Peekskill IDA (Wenco)                         8.875           12/01/08           1,085            1,130,581
                        Rensselaer IDA (MMP)                          8.500           12/15/02              20               21,244
                        Suffolk IDA (Fil-Coil)                        9.000           12/01/15             445              454,612
                        Suffolk IDA (Fil-Coil)                        9.250           12/01/25           1,060            1,082,599
                        Suffolk IDA (Marbar Assoc.)                   8.300           03/01/08             190              199,498
                        Suffolk IDA (Marbar Assoc.)                   8.300           03/01/09             190              196,616
                        Suffolk IDA (Microwave Power)                 7.750           06/30/02             385              401,101
                        Suffolk IDA (Microwave Power)                 8.500           06/30/22           4,320            4,635,922
                        Syracuse IDA (Piscitell Stone)                8.400           12/01/11             705              773,392
------------------------------------------------------------------------------------------------------------------------------------
Private Lease           Albany IDA (100 State Street)                 8.750           12/31/10           2,500            2,525,000
Revenue                 Albany IDA (Kenwood Assoc.)                   9.250(d)        09/01/10           2,735            2,752,641
1.4%                    Broome IDA (Industrial Park)                  7.550           12/01/00             190              195,700
$29,890,552             Broome IDA (Industrial Park)                  7.600           12/01/01             195              200,850
                        Erie IDA (Air Cargo)                          8.250           10/01/07           1,535            1,601,650
                        Erie IDA (Air Cargo)                          8.500           10/01/15           2,380            2,513,780
                        Fulton IDA (Crossroads Incubator)             8.500           12/15/98(a)          160              162,400
                        Hudson IDA (Northside)                        9.000           12/01/09             475              526,580
                        Islip IDA (WJL Realty)                        7.800           03/01/03              50               54,054
                        Islip IDA (WJL Realty)                        7.850           03/01/04             100              108,289
                        Islip IDA (WJL Realty)                        7.900           03/01/05             100              108,472
                        Islip IDA (WJL Realty)                        7.950           03/01/10             500              541,535
                        Monroe IDA (Canal Ponds)                      7.000           06/15/13             900              969,921
                        Monroe IDA (Cottrone Devel.)                  9.500           12/01/10           2,436            2,681,376
                        Monroe IDA (Morrell/Morrell)                  7.000           12/01/07           2,284            2,342,836

Rochester Fund Municipals
Portfolio of Investments
December 31, 1995


                                                                                                   Face Amount
                        Description                                   Coupon          Maturity    (000) Omitted       Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Monroe IDA (West End Business)                6.750%          12/01/04     $       625      $       643,938
                        Monroe IDA (West End Business)                6.750           12/01/04              80               82,422
                        Monroe IDA (West End Business)                6.750           12/01/04             155              160,448
                        Monroe IDA (West End Business)                8.000           12/01/14           1,375            1,482,608
                        Monroe IDA (West End Business)                8.000           12/01/14             345              372,000
                        Monroe IDA (West End Business)                8.000           12/01/14             515              555,304
                        Monroe IDA (West End Business)                8.000           12/01/14             170              183,297
                        Niagara IDA (Maryland Maple)                 10.250           11/15/09           1,130            1,254,571
                        NYC IDA (ALA Realty)                          7.500           12/01/10           1,035            1,059,178
                        NYC IDA (ALA Realty)                          8.375           12/01/15           1,450            1,487,932
                        Suffolk IDA (Rimland Facilities)              6.563(e)        12/01/09           1,670            1,636,600
                        Syracuse IDA (Rockwest Center I)              8.000           06/01/13           1,150            1,221,703
                        Syracuse IDA (Rockwest Center II)             7.625           12/01/10             980              986,399
                        Syracuse IDA (Rockwest Center II)             8.625           12/01/15           1,470            1,479,070
------------------------------------------------------------------------------------------------------------------------------------
Service                 Albany IDA (Albany Golf)                      7.500           05/01/12             400              424,176
Companies               Auburn IDA (Wegmans)                          7.250           12/01/98             185              187,548
0.7%                    Dutchess IDA (Merchants Press)                7.950           06/30/02           1,800            1,809,180
$15,780,611             Dutchess IDA (Merchants Press)                9.000           06/30/22           4,590            4,628,051
                        Erie IDA (Affordable Hospitality)             9.250           12/01/15           3,690            3,804,796
                        Monroe IDA (De Carolis)                       7.500           01/30/05             436              436,311
                        Niagara IDA (Sevenson Hotel)                  6.600           05/01/07           1,900            1,954,093
                        NYC IDA (Loehmann's)                          9.500           12/31/04             745              767,909
                        Syracuse IDA (Genesee Inn)                   10.000(d)        05/01/05           2,701              675,183
                        Yonkers Parking Auth.                         7.750           12/01/04           1,035            1,093,364
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing,          Herkimer IDA (Burrows Paper)                  8.000           01/01/09           1,440            1,549,872
Non-Durable             Monroe IDA (Cohber)                           7.550           12/01/01              10               10,849
Goods                   Monroe IDA (Cohber)                           7.650           12/01/02              10               10,791
0.5%                    Monroe IDA (Cohber)                           7.700           12/01/03              10               10,804
$11,689,289             Monroe IDA (Cohber)                           7.850           12/01/09             170              185,798
                        NYC IDA (Amster Novelty)                      8.000           12/01/10             530              531,367
                        NYC IDA (Amster Novelty)                      8.375           12/01/15             790              792,267
                        NYC IDA (Promotional Slideguide)              7.500           12/01/10             710              712,435
                        NYC IDA (Promotional Slideguide)              7.875           12/01/15           1,065            1,069,952
                        NYC IDA (Visy Paper)                          7.950           01/01/28           4,000            4,092,520
                        Ulster IDA (Brooklyn Bottling)                7.800           06/30/02             660              690,914
                        Ulster IDA (Brooklyn Bottling)                8.600           06/30/22           1,915            2,031,719
------------------------------------------------------------------------------------------------------------------------------------
Total municipal bond investments (cost $2,027,738,427) - 100.3%                                                  $    2,151,166,694
------------------------------------------------------------------------------------------------------------------------------------
Other assets and liabilities (net) - (0.3%)                                                                              (5,902,737)
                                                                                                                 -------------------
Net assets at market - 100.0%                                                                                    $    2,145,263,957
                                                                                                                 ===================

(a)  Date of mandatory put; final maturity 12/15/08.                     (f)  Interest rate is subject to change periodically and
(b)  Date of mandatory put; final maturity 06/01/08.                          inversely to the prevailing market rate. The interest
(c)  Security will convert to a fixed coupon at a future                      rate shown is the rate in effect at December 31,1995.
     date prior to maturity.                                             (p)  Date of pre-refunded call.
(d)  Non-income accruing security.
(e)  Variable rate security that fluctuates as a percentage
     of prime rate.









                                           See accompanying notes to financial statements.


Portfolio Abbreviations

To simplify the listings of Rochester Fund Municipals' holdings in the Portfolio of Investments, we have abbreviated the descriptions of many of the securities per the table below:

ACLDD    Adults and Children with Learning             IDA        Industrial Development Authority
           and Developmental Disabilities              IME        Industrial Medical and Environmental
ARC      Association of Retarded Citizens              ITEME      Industrial Tourist Educational Medical
ASSC     Annie Schaffer Senior Center                                 and Environmental
BHMS     Brooklyn Heights Montessori School            IVRC       Inverse Variable Rate Certificate
BOCES    Board of Cooperative Educational Services     JBFS       Jewish Board of Family Services
CARS     Complimentary Auction Rate Security           LEVRRS     Leveraged Reverse Rate Security
CDC      Community Development Corporation             L.I.       Long Island
CEK      Cyril E. King                                 LILCO      Long Island Lighting Corporation
CF       Community Facilities                          MMC        Marymount Manhattan College
CGH      Community General Hospital                    MMP        Millbrook Millwork Project
CNR      College of New Rochelle                       MTA        Metropolitan Transit Authority
COP      Certificate of Participation                  PRFFP      Puerto Rico Family Foundation Project
DC       Dominican College                             Res Rec    Resource Recovery Facility
EHC      Elderly Housing Corporation                   RGH        Rochester General Hospital
EHL      Engine Hook and Ladder                        RG&E       Rochester Gas & Electric
EPG      Elmhurst Parking Garage                       RIBS       Residual Interest Bonds
ERDA     Energy Research and                           RITES      Residual Interest Tax Exempt Security
           Development Authority                       SONYMA     State of New York Mortgage Agency
E,E&T    Ear, Eye and Throat                           SWMA       Solid Waste Management Authority
FLCP     Finger Lakes Cerebral Palsy                   TOGA       Terminal One Group Association
GO       General Obligation                            UDC        Urban Development Corporation
HB&F     Housing Bank and Finance                      UFA        Utica Free Academy
HDC      Housing Development Corporation               UN         United Nations
HELP     Homeless Economic Loan Program                WWH        Wyandach/Wheatley Heights
HFA      Housing Finance Agency                        YCN        Yield Curve Note
HFC      Housing Finance Corporation                   YCR        Yield Curve Receipt
HHRH     Historic Hudson River Heritage                V.I.       United States Virgin Islands
H&N      Hospital and Nursing

================================================================================

       Asset Composition Table
     December 31, 1995 (Unaudited)
(As a percentage of total investments)

                 Percentage
       Rating   of Investments
      -------------------------
          AAA              18.4%        All unrated bonds are backed by mortgage liens and guarantees by the issuer.
           AA              13.5%        Bonds which are backed by a letter of credit or by other financial institutions or
            A              23.2%        agencies may be assigned an investment grade rating by the Investment
          BBB              25.3%        Policy Committee of the Board of Trustees, which reflects the quality of the
           BB               5.2%        guarantor, institution or agency.  Unrated bonds may also be assigned a rating
            B               2.3%        when the issuer has rated bonds outstanding with comparable credit
          CCC               0.0%        characteristics which allow for rating.  The unrated bonds in the portfolio are
           CC               0.0%        predominantly smaller issuers which have not applied for a bond rating.  Only
            C               0.0%        those unrated bonds which subsequent to purchase have not been designated
     Not Rated             12.1%        investment grade are included in the "Not Rated" category.  For further
                    -----------         information see "Credit Quality" in the Prospectus.
        Total             100.0%
                    ===========

                                                     Rochester Fund Municipals

====================================================================================================================================

                                              Statement of Assets and Liabilities - December 31, 1995

Assets                                                          Represented by
   Investments at market                                          Paid in capital                                   $ 2,074,930,655
     (Cost $2,027,738,427)                  $ 2,151,166,694       Undistributed net investment
   Cash and cash equivalents                         58,592         income                                                2,633,000
   Interest receivable                           35,911,013       Accumulated net realized loss on
   Receivable for capital                                           investment transactions                             (55,727,965)
     shares sold                                  5,295,741       Net unrealized appreciation
   Receivable for                                                   of investments                                      123,428,267
     investments sold                             1,107,071                                                         ---------------
   Other assets                                     767,512       Total - Representing net assets applicable
                                            ---------------         to capital shares outstanding                   $ 2,145,263,957
     Total assets                             2,194,306,623                                                         ===============
                                            ---------------     Computation of net asset value and offering price
                                                                  Net asset value and redemption
Liabilities                                                         price per share ($2,145,263,957
   Payable for investments purchased             27,739,518         divided by 118,019,143 shares)                           $18.18
   Payable for capital shares                                                                                       ===============
     repurchased                                  2,741,660       Offering price per share (100/96 of $18.18)*               $18.94
   Demand note payable to Bank                                                                                      ===============
     (Interest rate 6.5% at 12/31/95)            17,930,000
   Other liabilities                                631,488
                                            ---------------
     Total liabilities                           49,042,666     * On single retail sales of less than $100,000. On sales of $100,000
                                            ---------------       or more and on group sales the offering price is reduced.
Net Assets                                  $ 2,145,263,957
                                            ===============

================================================================================

Statement of Operations
Year Ended December 31, 1995

Investment Income:
   Interest                                                       $ 141,470,850
                                                                  -------------
Expenses:
   Management fees                                                    9,128,887
   Distribution fees                                                  3,452,348
   Shareholder servicing agent fees                                   1,267,856
   Accounting and auditing                                              668,262
   Trustees' compensation                                               371,000
   Shareholder communications                                           297,930
   Custodian fees                                                       238,373
   Registration fees                                                    105,396
   Legal fees                                                            68,806
   Miscellaneous                                                        116,294
   Interest                                                             630,993
                                                                  -------------
     Total expenses                                                  16,346,145
     Expenses paid indirectly (Note 4)                                  (62,231)
                                                                  -------------
     Net expenses                                                    16,283,914
                                                                  -------------
Net investment income                                               125,186,936
                                                                  -------------
Realized and unrealized
  gain (loss) on investments:
     Net realized loss on
       investments                                                  (10,724,838)
     Net increase in unrealized
      appreciation of investments                                   222,374,949
                                                                  -------------
Net gain on investments                                             211,650,111
                                                                  -------------
Net increase in net assets
  resulting from operations                                       $ 336,837,047
                                                                  =============



================================================================================

Statement of Changes in Net Assets

Year Ended December 31,                            1995                1994
                                                   ----                ----

Increase (decrease) in net assets-
Operations:
  Net investment income                      $   125,186,936    $   118,882,777
  Net realized loss
    from security transactions                   (10,724,838)       (40,072,783)
  Increase (decrease) in unrealized
   appreciation                                  222,374,949       (243,302,977)
                                             ---------------    ---------------
Increase (decrease) in net assets
  resulting from operations                      336,837,047       (164,492,983)
                                             ---------------    ---------------

Distributions to shareholders from:
  Net investment income                         (124,417,144)      (120,341,434)
                                             ---------------    ---------------

Fund share transactions:
  Net proceeds from shares sold                  292,964,245        476,656,393
  Value of shares issued in
    reinvestment of distributions                 67,511,771         61,703,204
  Cost of shares repurchased                    (218,931,015)      (256,321,686)
                                             ---------------    ---------------
  Increase in net assets derived
    from Fund share transactions                 141,545,001        282,037,911
                                             ---------------    ---------------

Increase (decrease) in net assets                353,964,904         (2,796,506)
Net assets:
Beginning of year                              1,791,299,053      1,794,095,559
                                             ---------------    ---------------
End of year (including undistributed
   net investment income of $2,633,000 -
   1995 and $1,863,208 - 1994)               $ 2,145,263,957    $ 1,791,299,053
                                             ===============    ===============


                 See accompanying notes to financial statements.

Rochester Fund Municipals

Financial Highlights

(For a share outstanding throughout each period)

                                                                                Year Ended December 31,

                                                      1995              1994              1993             1992             1991
                                                 -------------     ------------      -------------     ------------    ------------

Net asset value, beginning of year                      $16.31            $19.00            $17.65            $17.01         $16.24
                                                 -------------     -------------     -------------     -------------   ------------

  Income from investment operations:
    Net investment income                                 1.10              1.13              1.17              1.20           1.20
    Net realized and unrealized gain
      (loss) on investments                               1.86             (2.68)             1.35              0.64           0.81
                                                 -------------     -------------     -------------     -------------   ------------
      Total from investment operations                    2.96             (1.55)             2.52              1.84           2.01
                                                 -------------     -------------     -------------     -------------   ------------

  Less distributions to shareholders from:
    Net investment income                                (1.09)            (1.13)            (1.17)            (1.20)         (1.20)
    Undistributed net investment income -
      prior year                                          --               (0.01)             --                --             --
    Capital gains                                         --                --                --                --            (0.04)
                                                 -------------     -------------     -------------     -------------   ------------
      Total distributions                                (1.09)            (1.14)            (1.17)            (1.20)         (1.24)
                                                 -------------     -------------     -------------     -------------   ------------
Net asset value, end of year                            $18.18            $16.31            $19.00            $17.65         $17.01
                                                 =============     =============     =============     =============   ============

Total return (excludes sales load)                       18.58%            (8.35%)           14.60%            11.19%         12.79%

Ratios/supplemental data:
  Net assets, end of year
    (000 omitted)                                   $2,145,264        $1,791,299        $1,794,096          $997,030       $497,440
  Ratio of total expenses
     to average net assets                               0.82%**           0.84%             0.75%             0.84%          0.87%
  Ratio of total expenses (excluding
    interest) to average net assets*                     0.78%**           0.73%             0.64%             0.70%          0.74%
  Ratio of net investment income to
    average net assets                                   6.25%             6.43%             6.21%             6.79%          7.12%
  Portfolio turnover rate                               14.59%            34.39%            18.27%            29.99%         48.54%

--------------------------------------------------------------------------------

   * During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

   ** Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 0.81% and 0.78%, respectively, after including this reduction. See
          Note 4.

               Per share information has been determined on the basis of the weighted average number of shares outstanding during the period.

Rochester Fund Municipals
Notes to Financial Statements
December 31, 1995

Note 1. Significant Accounting Policies:

Rochester Fund Municipals (the "Fund"), which is organized as a business trust under the laws of the Commonwealth of Massachusetts, conducted operations as a closed-end investment company from December, 1982 until May 15, 1986, at which time it commenced operations as an open-end investment company. The Fund's investment objective is to provide as high a level of interest income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security valuation and transactions. Investments are valued at market value using information available from an approved pricing service, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Security transactions are accounted for on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

Securities purchased on a when issued basis. The Fund may purchase portfolio securities on a when issued or delayed delivery basis. These securities have been registered by a municipality or government agency, but have not been issued to the public. The Fund may contract to purchase these securities in advance of issuance. Delivery of the security and payment therefor may take place a month or more after the date of the transaction. At the time of purchase, the Fund sets aside sufficient investment securities as collateral to meet such purchase commitments. Such securities are subject to market fluctuations during this period. The current value of these securities is determined in the same manner as for other portfolio securities.

Distributions to shareholders. Income distributions are declared and recorded each day based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Federal income taxes. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund is not required to record a liability for either federal income or excise tax.

Concentration in New York Issuers. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Other. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Management Fee and Other Transactions with Affiliated Parties:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. ("RFD"), the Fund's principal underwriter and an officer, director and controlling shareholder of Rochester Fund Services, Inc. ("RFS"), the Fund's shareholder servicing, accounting and pricing agent. The Fund's investment adviser is Rochester Capital Advisors, L.P. ("RCA, L.P."). RCA, L.P. is managed by Rochester Capital Advisors, Inc. ("RCA"), which serves as the general partner of RCA, L.P. Mr. Fielding is President, director and controlling shareholder of RCA. See Note 6.

Effective May 1, 1995, the management fee payable to RCA, L.P. is based on an annual rate of .54% of average daily net assets up to $100 million, .52% of average daily net assets in excess of $100 million to $250 million, .47% of average daily net assets in excess of $250 million to $2 billion, .46% of average daily net assets in excess of $2 billion to $5 billion, and .45% of average daily net assets in excess of $5 billion. For the year ended December 31, 1995, RCA, L.P. received fees of $9,128,887 for management and investment advisory services. Prior to May 1, 1995, RCA, L.P. was entitled to receive management fees based on an annual rate of .50% of average daily net assets up to $100 million, .45% of average daily net assets on the next $150 million, .40% of average daily net assets in excess of $250 million but less than $2 billion, and .39% of average daily net assets in excess of $2 billion.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Effective May 1, 1995, the distribution plan was amended to permit the Fund to pay only a service fee of up to .25% per annum of its average daily net assets for expenses incurred in connection with the maintenance of shareholder accounts. Currently, the Board of Trustees has limited the service fee to .15% per annum of average daily net assets. Prior to May 1, 1995, the Fund's distribution plan permitted the Fund to pay an asset based sales charge of up to .10% per annum of its average daily net assets for certain sales related distribution expenses in addition to the service fee. For the year ended December 31, 1995, the Fund paid distribution fees of $3,452,348 to RFD. From this amount, RFD made service fee payments of $2,698,619 to broker dealers and financial institutions.

For the year ended December 31, 1995, RFD, acting as an underwriter, received $1,086,283 as its portion of the sales charge on sales of the Fund.

For the year ended December 31, 1995, RFS received $1,874,881 in shareholder servicing agent, pricing and accounting fees from the Fund. The shareholder servicing agent fee charged by RFS to the Fund is based on an annual maintenance fee of $24.12 for each shareholder account. During 1995, the Fund was charged $607,025 for pricing and accounting services.

In January, 1995, the Board of Trustees of the Fund adopted a retirement plan for its independent trustees. Upon retirement, eligible trustees receive annual payments based upon their years of service. The plan is not funded. In connection with the sale of certain assets of RCA, L.P. and other affiliates to OppenheimerFunds, Inc. (see Note 6), all but one of the independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' compensation, amounted to $262,000 for the year ended December 31, 1995. No payments have been made under the plan. The retirement plan, as amended and restated on October 16, 1995, provides that no independent trustee of the Fund who is elected after September 30, 1995 may be eligible to receive benefits thereunder.

Note 3. Portfolio Information:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1995 were $424,608,164 and $289,514,285, respectively.

The Fund held $296,376,056 in inverse floating rate municipal bonds at December 31, 1995, comprising approximately 13.82% of net assets.

During 1995, 10.86% of interest income was derived from investments in U.S. territories which are exempt from federal, all states, and New York City income taxes.

Unrealized appreciation (depreciation) at December 31, 1995 based on cost of securities for federal income tax purposes of $2,027,868,234 was:

         Gross unrealized appreciation                        $130,385,919
         Gross unrealized depreciation                          (7,087,459)
                                                              ------------
         Net unrealized appreciation                          $123,298,460
                                                              ============

At December 31, 1995, capital loss carryovers available (to the* extent provided in regulations) to offset future realized gains were approximately as follows:

Year of Expiration                                 Capital Loss Carryover
------------------                                 ----------------------
      2000                                             $   564,400
      2001                                               1,954,100
      2002                                              42,293,600
      2003                                              10,726,200
      ----                                             -----------
                                                       $55,538,300
                                                       ===========

The availability of these loss carryovers may be limited in a given year but will be used to the extent possible to offset any future realized gains.

Note 4. Bank Borrowings and Expense Offset Arrangements:

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other funds managed by RCA, L.P. or an affiliate of RCA, L.P., in an unsecured line of credit with a bank which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus .75%. Borrowings are payable on demand.

The Fund had borrowings of $17,930,000 outstanding at December 31, 1995. For the year ended December 31, 1995, the average monthly loan balance was $8,217,334 at a weighted average interest rate of 7.592%. The maximum amount of borrowings outstanding at any month-end was $26,550,000.

The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1995, custodian fee offset arrangements reduced expenses by $62,231.

Note 5. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in Fund shares were as follows:

Year ended December 31,                                1995           1994
-----------------------                                ----           ----
Shares sold                                        16,778,524      26,972,429
Shares issued on reinvestment of distributions      3,857,323       3,569,917
Shares repurchased                                (12,475,987)    (15,115,012)
                                                 ------------    ------------
Net increase in shares outstanding                  8,159,860      15,427,334
Shares outstanding, beginning of year             109,859,283      94,431,949
                                                 ------------    ------------

Shares outstanding, end of year                   118,019,143     109,859,283
                                                 ============    ============

Note 6. Subsequent Event:

On January 4, 1996, RCA, L.P. (the Fund's investment adviser), RFD (the Fund's principal underwriter) and RFS (the Fund's shareholder servicing, accounting and pricing agent) consummated a transaction with OppenheimerFunds, Inc. ("OFI"), which resulted in the sale to OFI of certain assets of RCA, L.P., RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds". This transaction received approval by the Fund's shareholders on December 20, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Rochester, New York
January 30, 1996

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

                             APPENDIX A

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

STANDARD & POOR'S RATING GROUP
A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligator with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II. Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

Long-Term Municipal Bonds

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-D Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investors should exercise his own judgement with respect to such likelihood and risk.

Short-Term Tax-Exempt Notes

Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal interest.

SP-3     Speculative capacity to pay principal and interest.

Tax-Exempt Commercial Paper

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. These issues determined to posses overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C & D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

MOODY'S INVESTORS SERVICE, INC.
A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Long-Term Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the one-term risks appear somewhat larger than the Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market fluctuations.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable or over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba-C Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

Short-Term Tax-Exempt Notes

The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality... but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

Tax-Exempt Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime 1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC.
A brief description of the applicable Fitch Investors Service rating symbols and their meanings follow:

Long Term Municipal Bonds

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high quality. "The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bond rating "AAA".

A   Bonds considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-C BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying debt service requirements. B bonds are considered highly speculative. While debt service payments are currently being met, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety. CCC bonds have certain identifiable characteristics which, if not remedied, may lead to default; CC bonds are minimally protected and default in payment of interest and/or principal seems probable over time; C bonds are in imminent default in payment of interest or principal.

DDD Bonds rated DDD, DD, D are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest probability for recovery on these bonds, "D" represents the lowest probability for recovery.

Plus (+) Minus(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs are not used in the "AAA", "DDD", "DD", or "D" categories.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.